UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06102

MFS SERIES TRUST VI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

October 31, 2020

MFS® Global Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

LGE-ANN

MFS® Global Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year, though optimism over the development of vaccines and therapeutics later brightened the economic and market outlook. However, a great deal of uncertainty remains as case counts in the United States and Europe remain very high and it is still unclear when a vaccine will become widely available. In the United States, political uncertainty eased after former Vice President Joe Biden was projected the winner of the presidential election, though whether his party also gains control of Congress will not be known until two Senate runoff elections in Georgia in early January.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the U.S. some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

December 16, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Thermo Fisher Scientific, Inc.	4.0%
Comcast Corp., “A”	3.3%
Visa, Inc., “A”	3.1%
Medtronic PLC	3.1%
Schneider Electric SE	3.0%
Nestle S.A.	2.9%
Accenture PLC, “A”	2.6%
LVMH Moet Hennessy Louis Vuitton SE	2.5%
Honeywell International, Inc.	2.3%
Diageo PLC	2.1%

GICS equity sectors (g)
Health Care	20.5%
Industrials	19.9%
Consumer Staples	15.6%
Information Technology	14.3%
Financials	8.5%
Consumer Discretionary	7.6%
Communication Services	6.6%
Materials	5.9%
Real Estate	0.4%

Issuer country weightings (x)
United States	56.1%
France	11.6%
Switzerland	7.8%
United Kingdom	6.5%
Germany	4.1%
Netherlands	3.0%
Japan	2.7%
Canada	2.1%
Sweden	2.0%
Other Countries	4.1%

Currency exposure weightings (y)
United States Dollar	57.8%
Euro	21.6%
Swiss Franc	7.8%
British Pound Sterling	6.3%
Japanese Yen	2.7%
Swedish Krona	2.0%
South Korean Won	1.0%
Danish Krone	0.5%
Brazilian Real	0.2%
Other Currencies	0.1%

2

Portfolio Composition – continued

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of October 31, 2020.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2020, Class A shares of the MFS Global Equity Fund (fund) provided a total return of 0.83%, at net asset value. This compares with a return of 4.36% for the fund’s benchmark, the MSCI World Index (net div).

Market Environment

Markets experienced an extraordinarily sharp selloff and, in many cases, an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for a longer period. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have, in many cases, halted share repurchases and cut dividends, while some firms have been forced to recapitalize.

Detractors from Performance

A combination of security selection and underweight positions in both the information technology and consumer discretionary sectors detracted from performance relative to the MSCI World Index. Within the information technology sector, not owning shares of

4

Management Review – continued

strong-performing computer and personal electronics maker Apple and software giant Microsoft held back relative performance. The stock price of Apple increased during the reporting period. Despite headwinds related to COVID-19, Apple delivered strong results as product demand recovered more rapidly than expected. The shift toward work-from-home and remote learning helped support strong iPhone and iPad sales. Within the consumer discretionary sector, not owning shares of internet retailer Amazon.com and electric vehicle manufacturer Tesla weighed on relative performance. The share price of Amazon.com advanced as strong e-commerce volumes drove robust revenue and earnings that beat market expectations. Solid growth in the company’s Amazon Web Services cloud division also supported results. The fund’s overweight position in food catering company Compass Group (United Kingdom) also weakened relative returns.

Elsewhere, the fund’s overweight positions in food processing company Danone (France), life sciences company Bayer (Germany), diversified industrial manufacturer Rolls-Royce Holdings (United Kingdom) and premium drinks distributer Diageo (United Kingdom) hindered relative performance. Not owning shares of technology company Alphabet also held back relative returns. Shares of Alphabet rose as the company delivered revenue results that were ahead of estimates, driven by growth in Google Play & YouTube subscriptions and strength in search revenues.

Contributors to Performance

The fund’s underweight position in the energy sector contributed to relative performance during the reporting period. Within this sector, not holding shares of weak-performing integrated oil and gas company Exxon Mobil and global energy and petrochemicals company Royal Dutch Shell (United Kingdom) benefited relative results. The stock price of Exxon Mobil came under pressure after the company reported weaker-than-expected earnings, driven by lower prices, volume and production.

An underweight position in the financials sector further supported relative results, led by the fund’s avoidance of weak-performing diversified financial services firm Wells Fargo. The stock price of Wells Fargo declined, along with many other financial services stocks, as bond yields collapsed, notably on 10-year US Treasury bonds, and concerns about increased potential loan losses arose as global economic activity ground to a halt in efforts to stem the spread of the COVID-19 virus.

Stocks in other sectors that helped relative returns included the fund’s overweight positions in life sciences supply company Thermo Fisher Scientific, electrical distribution equipment manufacturer Schneider Electric (France), railroad company Kansas City Southern, ground delivery service company United Parcel Service, IT servicing firm Accenture and digital payment technology developer PayPal Holdings.

The timing of the fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity.

5

Management Review – continued

Respectfully,

Portfolio Manager(s)

Ryan McAllister and Roger Morley

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 10/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 10/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/07/93	0.83%	7.38%	9.06%	N/A
B	12/29/86	0.08%	6.58%	8.24%	N/A
C	1/03/94	0.09%	6.57%	8.24%	N/A
I	1/02/97	1.10%	7.65%	9.32%	N/A
R1	4/01/05	0.08%	6.57%	8.24%	N/A
R2	10/31/03	0.59%	7.11%	8.78%	N/A
R3	4/01/05	0.83%	7.37%	9.05%	N/A
R4	4/01/05	1.09%	7.64%	9.32%	N/A
R6	6/01/12	1.17%	7.74%	N/A	10.67%

Comparative benchmark(s)
MSCI World Index (net div) (f)		4.36%	8.13%	8.64%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(4.97)%	6.12%	8.41%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.86)%	6.26%	8.24%	N/A
C With CDSC (1% for 12 months) (v)		(0.89)%	6.57%	8.24%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI World Index (e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

(e)

Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total

8

Performance Summary – continued

return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2020 through October 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/20	Ending Account Value 10/31/20	Expenses Paid During Period (p) 5/01/20-10/31/20
A	Actual	1.15%	$1,000.00	$1,111.88	$6.10
	Hypothetical (h)	1.15%	$1,000.00	$1,019.36	$5.84
B	Actual	1.90%	$1,000.00	$1,107.99	$10.07
	Hypothetical (h)	1.90%	$1,000.00	$1,015.58	$9.63
C	Actual	1.90%	$1,000.00	$1,108.05	$10.07
	Hypothetical (h)	1.90%	$1,000.00	$1,015.58	$9.63
I	Actual	0.91%	$1,000.00	$1,113.64	$4.83
	Hypothetical (h)	0.91%	$1,000.00	$1,020.56	$4.62
R1	Actual	1.90%	$1,000.00	$1,107.73	$10.07
	Hypothetical (h)	1.90%	$1,000.00	$1,015.58	$9.63
R2	Actual	1.41%	$1,000.00	$1,110.75	$7.48
	Hypothetical (h)	1.41%	$1,000.00	$1,018.05	$7.15
R3	Actual	1.16%	$1,000.00	$1,111.96	$6.16
	Hypothetical (h)	1.16%	$1,000.00	$1,019.30	$5.89
R4	Actual	0.91%	$1,000.00	$1,113.45	$4.83
	Hypothetical (h)	0.91%	$1,000.00	$1,020.56	$4.62
R6	Actual	0.81%	$1,000.00	$1,113.82	$4.30
	Hypothetical (h)	0.81%	$1,000.00	$1,021.06	$4.12

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

10/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 98.9%
Aerospace - 2.9%
Honeywell International, Inc.	406,132	$66,991,473
MTU Aero Engines Holding AG	74,658	12,742,587
Rolls-Royce Holdings PLC (a)(l)	3,116,277	2,879,286

		$82,613,346
Airlines - 0.9%
Aena S.A. (a)	197,257	$26,557,408

Alcoholic Beverages - 5.8%
Carlsberg Group	118,412	$14,986,750
Diageo PLC	1,885,924	61,055,931
Heineken N.V.	529,331	46,976,184
Pernod Ricard S.A.	264,062	42,563,510

		$165,582,375
Apparel Manufacturers - 3.9%
Burberry Group PLC	798,803	$14,032,557
Compagnie Financiere Richemont S.A.	423,477	26,555,349
LVMH Moet Hennessy Louis Vuitton SE	154,029	72,168,547

		$112,756,453
Automotive - 0.5%
Aptiv PLC	144,688	$13,960,945

Broadcasting - 2.7%
Omnicom Group, Inc.	167,059	$7,885,185
Walt Disney Co.	423,080	51,298,450
WPP Group PLC	2,116,560	16,907,193

		$76,090,828
Brokerage & Asset Managers - 1.5%
Charles Schwab Corp.	763,855	$31,402,079
Deutsche Boerse AG	82,771	12,180,045

		$43,582,124
Business Services - 8.4%
Accenture PLC, “A”	345,813	$75,010,298
Adecco S.A.	235,056	11,535,547
Brenntag AG	216,615	13,845,163
Cognizant Technology Solutions Corp., “A”	445,677	31,830,251

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Compass Group PLC	1,210,737	$16,547,778
Equifax, Inc.	192,074	26,237,309
Fidelity National Information Services, Inc.	256,749	31,988,358
PayPal Holdings, Inc. (a)	182,156	33,904,696

		$240,899,400
Cable TV - 3.9%
Comcast Corp., “A”	2,256,880	$95,330,611
Liberty Broadband Corp. (a)	113,859	16,134,959

		$111,465,570
Chemicals - 2.7%
3M Co.	269,253	$43,069,710
PPG Industries, Inc.	271,986	35,282,024

		$78,351,734
Computer Software - 2.7%
Check Point Software Technologies Ltd. (a)	310,163	$35,222,110
Oracle Corp.	756,159	42,428,082

		$77,650,192
Computer Software - Systems - 0.5%
Cisco Systems, Inc.	362,128	$13,000,395

Construction - 0.5%
Otis Worldwide Corp.	248,020	$15,198,666

Consumer Products - 5.0%
Colgate-Palmolive Co.	440,766	$34,772,030
Essity AB (l)	1,955,447	56,674,209
Reckitt Benckiser Group PLC	602,889	53,110,903

		$144,557,142
Electrical Equipment - 4.7%
Amphenol Corp., “A”	157,082	$17,725,133
Legrand S.A.	421,569	31,167,432
Schneider Electric SE	700,307	84,986,828

		$133,879,393
Electronics - 2.0%
Hoya Corp.	155,200	$17,572,048
Microchip Technology, Inc.	129,699	13,628,771
Samsung Electronics Co. Ltd.	540,355	27,096,827

		$58,297,646

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - 4.7%
Danone S.A.	960,352	$53,015,666
Nestle S.A.	736,268	82,784,482

		$135,800,148
Gaming & Lodging - 0.6%
Marriott International, Inc., “A”	160,186	$14,878,076
Wynn Resorts Ltd.	13,513	978,746

		$15,856,822
Insurance - 1.4%
AON PLC	174,144	$32,044,237
Willis Towers Watson PLC	44,504	8,121,090

		$40,165,327
Internet - 1.0%
eBay, Inc.	618,218	$29,445,723

Machinery & Tools - 1.7%
Carrier Global Corp.	212,203	$7,085,458
Kubota Corp.	2,382,700	41,507,343

		$48,592,801
Major Banks - 4.0%
Bank of New York Mellon Corp.	800,981	$27,521,707
Erste Group Bank AG	292,734	5,993,596
Goldman Sachs Group, Inc.	197,332	37,303,641
State Street Corp.	347,244	20,452,672
UBS Group AG	1,982,752	23,018,044

		$114,289,660
Medical Equipment - 15.8%
Abbott Laboratories	449,260	$47,221,719
Cooper Cos., Inc.	93,602	29,863,718
EssilorLuxottica (a)	80,546	9,962,399
Medtronic PLC	878,556	88,356,377
Olympus Corp.	1,022,000	19,540,844
Sonova Holding AG (a)	34,275	8,130,010
Stryker Corp.	263,634	53,256,704
Thermo Fisher Scientific, Inc.	243,135	115,032,031
Waters Corp. (a)	140,143	31,226,663
Zimmer Biomet Holdings, Inc.	366,410	48,402,761

		$450,993,226

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - 4.7%
American Express Co.	299,973	$27,369,536
Grupo Financiero Banorte S.A. de C.V. (a)	1,293,862	5,764,324
Julius Baer Group Ltd.	245,842	10,976,358
Kasikornbank PLC	887,780	2,148,931
Visa, Inc., “A”	486,977	88,488,591

		$134,747,740
Pharmaceuticals - 4.5%
Bayer AG	686,641	$32,275,748
Merck KGaA	239,571	35,476,931
Roche Holding AG	188,220	60,502,585

		$128,255,264
Railroad & Shipping - 5.0%
Canadian National Railway Co.	597,082	$59,379,805
Kansas City Southern Co.	323,306	56,947,119
Union Pacific Corp.	146,630	25,981,370

		$142,308,294
Real Estate - 0.4%
Deutsche Wohnen SE	239,153	$12,068,685

Restaurants - 0.4%
Whitbread PLC	406,354	$11,302,487

Specialty Chemicals - 4.6%
Akzo Nobel N.V.	394,507	$37,997,555
L’Air Liquide S.A.	201,848	29,502,825
Linde PLC	232,957	51,061,177
Linde PLC	61,502	13,551,351

		$132,112,908
Specialty Stores - 0.3%
Hermes International	8,894	$8,276,359

Trucking - 1.2%
United Parcel Service, Inc., “B”	211,319	$33,200,328
Total Common Stocks (Identified Cost, $1,750,836,809)		$2,831,859,389

15

Portfolio of Investments – continued

Issuer	Strike Price	First Exercise	Shares/Par	Value ($)
Rights - 0.2%
Aerospace - 0.2%
Rolls-Royce Holdings PLC (1 share for 1 right, Expiration 11/20/20) (a) (Identified Cost, $17,698,451)	GBP 0.32	10/28/20	10,387,590	$5,248,278

Investment Companies (h) - 0.6%
Money Market Funds - 0.6%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $17,796,799)			17,796,799	$17,796,799

Collateral for Securities Loaned - 0.8%
JPMorgan U.S. Government Money Market Fund, 0.04% (j) (Identified Cost, $22,000,390)			22,000,390	$22,000,390

Other Assets, Less Liabilities - (0.5)%				(14,100,306)
Net Assets - 100.0%				$2,862,804,550

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $17,796,799 and $2,859,108,057, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

GBP	British Pound

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $21,664,410 of securities on loan (identified cost, $1,790,535,650)	$2,859,108,057
Investments in affiliated issuers, at value (identified cost, $17,796,799)	17,796,799
Cash	950
Receivables for
Investments sold	1,547,635
Fund shares sold	3,482,160
Interest and dividends	9,966,963
Total assets	$2,891,902,564

Liabilities
Payables for
Investments purchased	$1,625,640
Fund shares reacquired	4,455,512
Collateral for securities loaned, at value (c)	22,000,390
Payable to affiliates
Investment adviser	179,249
Administrative services fee	3,077
Shareholder servicing costs	522,845
Distribution and service fees	26,853
Payable for independent Trustees’ compensation	4,189
Deferred country tax expense payable	2,686
Accrued expenses and other liabilities	277,573
Total liabilities	$29,098,014
Net assets	$2,862,804,550

Net assets consist of
Paid-in capital	$1,724,177,586
Total distributable earnings (loss)	1,138,626,964
Net assets	$2,862,804,550
Shares of beneficial interest outstanding	62,523,757

(c)	Non-cash collateral is not included.

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$667,074,078	14,750,755	$45.22
Class B	15,902,236	384,581	41.35
Class C	110,351,112	2,802,489	39.38
Class I	908,818,866	19,525,188	46.55
Class R1	1,555,554	38,493	40.41
Class R2	27,772,299	633,703	43.83
Class R3	70,851,883	1,578,201	44.89
Class R4	84,423,835	1,857,777	45.44
Class R6	976,054,687	20,952,570	46.58

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $47.98 [100 / 94.25 x $45.22]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$52,755,974
Dividends from affiliated issuers	255,873
Income on securities loaned	15,387
Other	391
Foreign taxes withheld	(3,244,125)
Total investment income	$49,783,500
Expenses
Management fee	$22,508,839
Distribution and service fees	3,592,046
Shareholder servicing costs	2,076,784
Administrative services fee	397,040
Independent Trustees’ compensation	39,989
Custodian fee	296,428
Shareholder communications	162,558
Audit and tax fees	66,467
Legal fees	24,620
Miscellaneous	283,665
Total expenses	$29,448,436
Fees paid indirectly	(9)
Reduction of expenses by investment adviser and distributor	(342,213)
Net expenses	$29,106,214
Net investment income (loss)	$20,677,286

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$71,815,018
Affiliated issuers	5,607
Foreign currency	(20)
Net realized gain (loss)	$71,820,605
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $321 decrease in deferred country tax)	$(73,618,564)
Affiliated issuers	(1,015)
Translation of assets and liabilities in foreign currencies	398,266
Net unrealized gain (loss)	$(73,221,313)
Net realized and unrealized gain (loss)	$(1,400,708)
Change in net assets from operations	$19,276,578

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/20	10/31/19
Change in net assets

From operations
Net investment income (loss)	$20,677,286	$32,358,077
Net realized gain (loss)	71,820,605	99,864,316
Net unrealized gain (loss)	(73,221,313)	312,422,255
Change in net assets from operations	$19,276,578	$444,644,648
Total distributions to shareholders	$(66,891,427)	$(150,150,375)
Change in net assets from fund share transactions	$(76,077,603)	$(167,592,578)
Total change in net assets	$(123,692,452)	$126,901,695

Net assets
At beginning of period	2,986,497,002	2,859,595,307
At end of period	$2,862,804,550	$2,986,497,002

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$45.79	$41.44	$43.43	$36.00		$36.22

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.42	$0.40	$0.27	(c)	$0.26
Net realized and unrealized gain (loss)	0.16 (g)	6.10	(1.23)	7.66		0.16
Total from investment operations	$0.41	$6.52	$(0.83)	$7.93		$0.42

Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.42)	$(0.29)	$(0.21)		$(0.26)
From net realized gain	(0.53)	(1.75)	(0.87)	(0.29)		(0.38)
Total distributions declared to shareholders	$(0.98)	$(2.17)	$(1.16)	$(0.50)		$(0.64)
Net asset value, end of period (x)	$45.22	$45.79	$41.44	$43.43		$36.00
Total return (%) (r)(s)(t)(x)	0.83	16.67	(1.99)	22.28	(c)	1.26

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.17	1.16	1.17	(c)	1.22
Expenses after expense reductions (f)	1.15	1.15	1.15	1.16	(c)	1.21
Net investment income (loss)	0.55	0.98	0.91	0.68	(c)	0.74
Portfolio turnover	9	7	12	10		8
Net assets at end of period (000 omitted)	$667,074	$721,141	$671,000	$703,516		$655,756

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$41.93	$38.09	$40.03	$33.26		$33.51

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$0.10	$0.06	$(0.02	)(c)	$(0.01)
Net realized and unrealized gain (loss)	0.15 (g)	5.60	(1.12)	7.08		0.16
Total from investment operations	$0.06	$5.70	$(1.06)	$7.06		$0.15

Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.11)	$(0.01)	$—		$(0.02)
From net realized gain	(0.53)	(1.75)	(0.87)	(0.29)		(0.38)
Total distributions declared to shareholders	$(0.64)	$(1.86)	$(0.88)	$(0.29)		$(0.40)
Net asset value, end of period (x)	$41.35	$41.93	$38.09	$40.03		$33.26
Total return (%) (r)(s)(t)(x)	0.08	15.79	(2.73)	21.37	(c)	0.50

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	1.92	1.91	1.92	(c)	1.97
Expenses after expense reductions (f)	1.90	1.91	1.90	1.91	(c)	1.96
Net investment income (loss)	(0.21)	0.24	0.15	(0.04	)(c)	(0.03)
Portfolio turnover	9	7	12	10		8
Net assets at end of period (000 omitted)	$15,902	$22,592	$24,726	$29,043		$25,664

Class C	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$40.00	$36.44	$38.35	$31.88		$32.19

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.08)	$0.09	$0.06	$(0.02	)(c)	$(0.01)
Net realized and unrealized gain (loss)	0.14 (g)	5.34	(1.07)	6.78		0.15
Total from investment operations	$0.06	$5.43	$(1.01)	$6.76		$0.14

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.12)	$(0.03)	$—		$(0.07)
From net realized gain	(0.53)	(1.75)	(0.87)	(0.29)		(0.38)
Total distributions declared to shareholders	$(0.68)	$(1.87)	$(0.90)	$(0.29)		$(0.45)
Net asset value, end of period (x)	$39.38	$40.00	$36.44	$38.35		$31.88
Total return (%) (r)(s)(t)(x)	0.09	15.78	(2.72)	21.36	(c)	0.48

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	1.92	1.91	1.92	(c)	1.97
Expenses after expense reductions (f)	1.90	1.91	1.90	1.91	(c)	1.96
Net investment income (loss)	(0.19)	0.23	0.16	(0.05	)(c)	(0.03)
Portfolio turnover	9	7	12	10		8
Net assets at end of period (000 omitted)	$110,351	$143,769	$149,669	$180,446		$156,837

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$47.09	$42.57	$44.58	$36.94		$37.14

Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.53	$0.52	$0.41	(c)	$0.34
Net realized and unrealized gain (loss)	0.18 (g)	6.27	(1.27)	7.83		0.19
Total from investment operations	$0.55	$6.80	$(0.75)	$8.24		$0.53

Less distributions declared to shareholders
From net investment income	$(0.56)	$(0.53)	$(0.39)	$(0.31)		$(0.35)
From net realized gain	(0.53)	(1.75)	(0.87)	(0.29)		(0.38)
Total distributions declared to shareholders	$(1.09)	$(2.28)	$(1.26)	$(0.60)		$(0.73)
Net asset value, end of period (x)	$46.55	$47.09	$42.57	$44.58		$36.94
Total return (%) (r)(s)(t)(x)	1.10	16.94	(1.76)	22.60	(c)	1.52

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.92	0.91	0.92	(c)	0.97
Expenses after expense reductions (f)	0.90	0.91	0.90	0.91	(c)	0.96
Net investment income (loss)	0.80	1.21	1.17	1.01	(c)	0.93
Portfolio turnover	9	7	12	10		8
Net assets at end of period (000 omitted)	$908,819	$947,284	$935,292	$1,070,007		$793,470

Class R1	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$40.97	$37.25	$39.18	$32.56		$32.80

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$0.09	$0.06	$(0.02	)(c)	$(0.01)
Net realized and unrealized gain (loss)	0.15 (g)	5.47	(1.09)	6.93		0.16
Total from investment operations	$0.06	$5.56	$(1.03)	$6.91		$0.15

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.09)	$(0.03)	$—		$(0.01)
From net realized gain	(0.53)	(1.75)	(0.87)	(0.29)		(0.38)
Total distributions declared to shareholders	$(0.62)	$(1.84)	$(0.90)	$(0.29)		$(0.39)
Net asset value, end of period (x)	$40.41	$40.97	$37.25	$39.18		$32.56
Total return (%) (r)(s)(t)(x)	0.08	15.77	(2.73)	21.37	(c)	0.51

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	1.92	1.91	1.92	(c)	1.97
Expenses after expense reductions (f)	1.90	1.91	1.90	1.91	(c)	1.96
Net investment income (loss)	(0.23)	0.22	0.16	(0.05	)(c)	(0.03)
Portfolio turnover	9	7	12	10		8
Net assets at end of period (000 omitted)	$1,556	$2,485	$2,538	$3,411		$3,442

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$44.38	$40.21	$42.16	$34.96		$35.19

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.31	$0.28	$0.18	(c)	$0.16
Net realized and unrealized gain (loss)	0.16 (g)	5.91	(1.19)	7.43		0.16
Total from investment operations	$0.29	$6.22	$(0.91)	$7.61		$0.32

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.30)	$(0.17)	$(0.12)		$(0.17)
From net realized gain	(0.53)	(1.75)	(0.87)	(0.29)		(0.38)
Total distributions declared to shareholders	$(0.84)	$(2.05)	$(1.04)	$(0.41)		$(0.55)
Net asset value, end of period (x)	$43.83	$44.38	$40.21	$42.16		$34.96
Total return (%) (r)(s)(t)(x)	0.59	16.36	(2.24)	21.97	(c)	0.99

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.41	1.42	1.41	1.42	(c)	1.47
Expenses after expense reductions (f)	1.40	1.41	1.40	1.41	(c)	1.46
Net investment income (loss)	0.30	0.76	0.66	0.45	(c)	0.47
Portfolio turnover	9	7	12	10		8
Net assets at end of period (000 omitted)	$27,772	$37,042	$40,944	$52,489		$49,546

Class R3	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$45.46	$41.16	$43.14	$35.76		$35.98

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.41	$0.39	$0.28	(c)	$0.26
Net realized and unrealized gain (loss)	0.17 (g)	6.06	(1.21)	7.60		0.16
Total from investment operations	$0.41	$6.47	$(0.82)	$7.88		$0.42

Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.42)	$(0.29)	$(0.21)		$(0.26)
From net realized gain	(0.53)	(1.75)	(0.87)	(0.29)		(0.38)
Total distributions declared to shareholders	$(0.98)	$(2.17)	$(1.16)	$(0.50)		$(0.64)
Net asset value, end of period (x)	$44.89	$45.46	$41.16	$43.14		$35.76
Total return (%) (r)(s)(t)(x)	0.83	16.65	(2.00)	22.29	(c)	1.25

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.17	1.16	1.17	(c)	1.22
Expenses after expense reductions (f)	1.15	1.16	1.15	1.16	(c)	1.21
Net investment income (loss)	0.54	0.97	0.90	0.70	(c)	0.74
Portfolio turnover	9	7	12	10		8
Net assets at end of period (000 omitted)	$70,852	$91,019	$90,003	$108,852		$98,106

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$45.98	$41.63	$43.62	$36.15		$36.37

Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.54	$0.51	$0.38	(c)	$0.35
Net realized and unrealized gain (loss)	0.17 (g)	6.09	(1.23)	7.68		0.16
Total from investment operations	$0.53	$6.63	$(0.72)	$8.06		$0.51

Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.53)	$(0.40)	$(0.30)		$(0.35)
From net realized gain	(0.53)	(1.75)	(0.87)	(0.29)		(0.38)
Total distributions declared to shareholders	$(1.07)	$(2.28)	$(1.27)	$(0.59)		$(0.73)
Net asset value, end of period (x)	$45.44	$45.98	$41.63	$43.62		$36.15
Total return (%) (r)(s)(t)(x)	1.09	16.93	(1.75)	22.61	(c)	1.50

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.92	0.91	0.92	(c)	0.97
Expenses after expense reductions (f)	0.90	0.91	0.90	0.91	(c)	0.96
Net investment income (loss)	0.80	1.25	1.16	0.96	(c)	0.99
Portfolio turnover	9	7	12	10		8
Net assets at end of period (000 omitted)	$84,424	$97,861	$136,066	$142,713		$116,248

Class R6	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$47.13	$42.61	$44.61	$36.96		$37.17

Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.59	$0.54	$0.41	(c)	$0.39
Net realized and unrealized gain (loss)	0.17 (g)	6.26	(1.24)	7.86		0.16
Total from investment operations	$0.58	$6.85	$(0.70)	$8.27		$0.55

Less distributions declared to shareholders
From net investment income	$(0.60)	$(0.58)	$(0.43)	$(0.33)		$(0.38)
From net realized gain	(0.53)	(1.75)	(0.87)	(0.29)		(0.38)
Total distributions declared to shareholders	$(1.13)	$(2.33)	$(1.30)	$(0.62)		$(0.76)
Net asset value, end of period (x)	$46.58	$47.13	$42.61	$44.61		$36.96
Total return (%) (r)(s)(t)(x)	1.17	17.07	(1.66)	22.71	(c)	1.60

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.83	0.81	0.83	(c)	0.87
Expenses after expense reductions (f)	0.81	0.82	0.80	0.82	(c)	0.87
Net investment income (loss)	0.89	1.35	1.20	0.99	(c)	1.08
Portfolio turnover	9	7	12	10		8
Net assets at end of period (000 omitted)	$976,055	$923,304	$809,357	$1,034,078		$494,203

See Notes to Financial Statements

25

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Equity Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

27

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

28

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,584,870,220	$—	$—	$1,584,870,220
France	331,643,566	—	—	331,643,566
Switzerland	223,502,375	—	—	223,502,375
United Kingdom	181,084,413	—	—	181,084,413
Germany	118,589,159	—	—	118,589,159
Netherlands	84,973,739	—	—	84,973,739
Japan	—	78,620,235	—	78,620,235
Canada	59,379,805	—	—	59,379,805
Sweden	56,674,209	—	—	56,674,209
Other Countries	88,524,188	29,245,758	—	117,769,946
Mutual Funds	39,797,189	—	—	39,797,189
Total	$2,769,038,863	$107,865,993	$—	$2,876,904,856

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period

29

Notes to Financial Statements – continued

for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $21,664,410. The fair value of the fund’s investment securities on loan and a related liability of $22,000,390 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $1,154,303 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized

30

Notes to Financial Statements – continued

gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2020, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/20	Year ended 10/31/19
Ordinary income (including any short-term capital gains)	$33,000,388	$35,150,548
Long-term capital gains	33,891,039	114,999,827

Total distributions	$66,891,427	$150,150,375

31

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/20

Cost of investments	$1,819,088,412
Gross appreciation	1,174,002,763

Gross depreciation	(116,186,319)
Net unrealized appreciation (depreciation)	$1,057,816,444

Undistributed ordinary income	18,216,681
Undistributed long-term capital gain	62,525,550
Other temporary differences	68,289

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C shares to Class A shares, of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020, any Class C shares that have an original purchase date of December 31, 2012 or earlier will convert to Class A shares, of the same fund. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 10/31/20	Year ended 10/31/19
Class A	$15,257,290	$34,533,060
Class B	332,572	1,180,565
Class C	2,427,174	7,530,989
Class I	20,515,399	48,190,668
Class R1	31,441	133,156
Class R2	671,597	2,042,306
Class R3	1,994,284	4,541,220
Class R4	2,161,587	7,338,749
Class R6	23,500,083	44,659,662
Total	$66,891,427	$150,150,375

32

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.75%
In excess of $2 billion and up to $5 billion	0.65%
In excess of $5 billion	0.60%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2020, this management fee reduction amounted to $317,617, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2020 was equivalent to an annual effective rate of 0.76% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $105,203 for the year ended October 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,722,372
Class B	0.75%	0.25%	1.00%	1.00%	190,334
Class C	0.75%	0.25%	1.00%	1.00%	1,296,108
Class R1	0.75%	0.25%	1.00%	1.00%	18,840
Class R2	0.25%	0.25%	0.50%	0.50%	161,300
Class R3	—	0.25%	0.25%	0.25%	203,092
Total Distribution and Service Fees					$3,592,046

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to

33

Notes to Financial Statements – continued

MFS or its affiliates’ seed money. For the year ended October 31, 2020, this rebate amounted to $23,898, $269, and $429 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2020, were as follows:

Amount
Class A	$6,287
Class B	20,097
Class C	10,867

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2020, the fee was $184,450, which equated to 0.0063% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,892,334.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2020 was equivalent to an annual effective rate of 0.0136% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $478 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2020. The liability for

34

Notes to Financial Statements – continued

deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $4,095 at October 31, 2020, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,303,300 and $2,326,178, respectively. The sales transactions resulted in net realized gains (losses) of $661,407.

(4) Portfolio Securities

For the year ended October 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $265,136,194 and $392,632,110, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/20		Year ended 10/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	2,062,029	$91,464,449	1,834,787	$77,780,471
Class B	2,606	106,338	21,732	828,744
Class C	302,426	11,783,499	403,014	14,852,786
Class I	6,865,754	306,885,476	6,060,092	261,939,568
Class R1	9,220	368,033	9,074	339,632
Class R2	134,019	5,895,820	186,212	7,658,921
Class R3	448,540	19,864,316	609,310	26,048,949
Class R4	505,937	22,515,810	558,516	23,967,656
Class R6	5,586,226	258,159,146	4,633,798	206,816,959
	15,916,757	$717,042,887	14,316,535	$620,233,686

35

Notes to Financial Statements – continued

	Year ended 10/31/20		Year ended 10/31/19

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	305,365	$14,217,807	818,404	$31,786,855
Class B	7,548	323,425	32,088	1,148,743
Class C	51,964	2,120,668	193,314	6,601,665
Class I	387,697	18,535,791	1,110,657	44,270,813
Class R1	751	31,441	3,807	133,156
Class R2	13,739	621,256	47,826	1,804,464
Class R3	43,148	1,994,284	117,770	4,541,220
Class R4	44,261	2,066,111	184,471	7,179,608
Class R6	470,482	22,493,742	1,090,631	43,461,647
	1,324,955	$62,404,525	3,598,968	$140,928,171

Shares reacquired
Class A	(3,366,891)	$(147,063,778)	(3,093,163)	$(130,594,134)
Class B	(164,410)	(6,623,338)	(164,089)	(6,417,048)
Class C	(1,146,313)	(44,353,628)	(1,109,138)	(41,137,311)
Class I	(7,845,143)	(349,278,053)	(9,024,403)	(380,492,105)
Class R1	(32,139)	(1,334,423)	(20,356)	(737,374)
Class R2	(348,777)	(15,301,223)	(417,577)	(17,485,740)
Class R3	(915,597)	(40,775,067)	(911,470)	(38,697,353)
Class R4	(820,637)	(36,807,117)	(1,883,374)	(83,382,426)
Class R6	(4,696,642)	(213,988,388)	(5,124,654)	(229,810,944)
	(19,336,549)	$(855,525,015)	(21,748,224)	$(928,754,435)

Net change
Class A	(999,497)	$(41,381,522)	(439,972)	$(21,026,808)
Class B	(154,256)	(6,193,575)	(110,269)	(4,439,561)
Class C	(791,923)	(30,449,461)	(512,810)	(19,682,860)
Class I	(591,692)	(23,856,786)	(1,853,654)	(74,281,724)
Class R1	(22,168)	(934,949)	(7,475)	(264,586)
Class R2	(201,019)	(8,784,147)	(183,539)	(8,022,355)
Class R3	(423,909)	(18,916,467)	(184,390)	(8,107,184)
Class R4	(270,439)	(12,225,196)	(1,140,387)	(52,235,162)
Class R6	1,360,066	66,664,500	599,775	20,467,662
	(2,094,837)	$(76,077,603)	(3,832,721)	$(167,592,578)

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary

36

Notes to Financial Statements – continued

financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2020, the fund’s commitment fee and interest expense were $14,215 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$10,670,441	$269,013,105	$261,891,339	$5,607	$(1,015)	$17,796,799

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$255,873	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Global Equity Fund and the Board of Trustees of MFS Series Trust VI

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Global Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust VI (the “Trust”)), including the portfolio of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VI) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

38

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

December 16, 2020

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k)* (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

*	As of December 31, 2020, Mrs. Stelmach will retire as Trustee.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

45

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Ryan McAllister Roger Morley

46

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Global Equity Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the

47

Board Review of Investment Advisory Agreement – continued

Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the ten-, five-, three- and one-year periods ended December 31, 2019.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee

48

Board Review of Investment Advisory Agreement – continued

and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2 billion and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

49

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

50

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

51

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $46,609,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 63.29% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $31,924,169. The fund intends to pass through foreign tax credits of $2,971,745 for the fiscal year.

52

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

54

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

October 31, 2020

MFS® Global Total Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MWT-ANN

MFS® Global Total Return Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year, though optimism over the development of vaccines and therapeutics later brightened the economic and market outlook. However, a great deal of uncertainty remains as case counts in the United States and Europe remain very high and it is still unclear when a vaccine will become widely available. In the United States, political uncertainty eased after former Vice President Joe Biden was projected the winner of the presidential election, though whether his party also gains control of Congress will not be known until two Senate runoff elections in Georgia in early January.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the U.S. some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

December 16, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Note 5 yr Future - DEC 2020	(4.0)%
Euro-Bobl 5 yr Future - DEC 2020	(2.7)%
U.S. Treasury Notes, 2.375%, 5/15/2029	2.1%
Euro-Bund 10 yr Future - DEC 2020	(1.9)%
U.S. Treasury Ultra 10 yr Future - DEC 2020	(1.9)%
Roche Holding AG	1.6%
Schneider Electric SE	1.4%
China Development Bank, 3.45%, 9/20/2029	1.3%
KDDI Corp.	1.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.3%

Composition including fixed income credit quality (a)(i)
AAA	2.1%
AA	5.7%
A	7.1%
BBB	13.4%
BB (o)	0.0%
B (o)	0.0%
D (o)	0.0%
U.S. Government	4.5%
Federal Agencies	4.9%
Not Rated	(10.7)%
Non-Fixed Income	58.5%
Cash & Cash Equivalents	1.8%
Other	12.7%

GICS equity sectors (g)
Industrials	9.9%
Financials	9.6%
Health Care	9.1%
Information Technology	8.4%
Consumer Staples	8.0%
Communication Services	3.7%
Consumer Discretionary	2.9%
Materials	2.7%
Utilities	2.0%
Energy	1.5%
Real Estate	0.7%

Portfolio Composition – continued

Fixed income sectors (i)
Investment Grade Corporates	12.6%
Non-U.S. Government Bonds	7.2%
Mortgage-Backed Securities	4.9%
Emerging Markets Bonds	4.5%
Collateralized Debt Obligations	0.2%
Commercial Mortgage-Backed Securities	0.1%
Municipal Bonds	0.5%
Asset-Backed Securities	0.2%
U.S. Government Agencies (o)	0.0%
High Yield Corporates	0.2%
U.S. Treasury Securities	(3.4)%

Issuer country weightings (i)(x)
United States	54.1%
Japan	8.0%
United Kingdom	5.7%
France	5.0%
Switzerland	4.8%
Canada	3.3%
China	2.9%
Italy	2.3%
Netherlands	2.1%
Other Countries	11.8%

Currency exposure weightings (i)(y)
United States Dollar	47.9%
Euro	17.4%
Japanese Yen	11.4%
British Pound Sterling	4.8%
Swiss Franc	4.5%
Canadian Dollar	2.9%
Chinese Renminbi	1.6%
Chinese Yuan Offshore	1.5%
South Korean Won	1.5%
Other Currencies	6.5%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

Portfolio Composition – continued

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of October 31, 2020.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2020, Class A shares of the MFS Global Total Return Fund (fund) provided a total return of 1.00%, at net asset value. This compares with returns of 4.36% and 5.63% for the fund’s benchmarks, the MSCI World Index (net div) and the Bloomberg Barclays Global Aggregate Index (Bloomberg Index), respectively. The fund’s other benchmark, the MFS Global Total Return Blended Index (Blended Index), generated a total return of 5.39%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Markets experienced an extraordinarily sharp selloff and, in many cases, an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for a longer period. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in

Management Review – continued

recent years by borrowing to fund dividend payments and stock buybacks have, in many cases, halted share repurchases and cut dividends, while some firms have been forced to recapitalize.

Detractors from Performance

Within the equity portion of the fund, stock selection, and to a lesser extent, an underweight position in the information technology sector detracted from performance relative to the MSCI World Index. Within this sector, not owning shares of computer and personal electronics maker Apple and computer graphics processors maker NVIDIA, and an underweight position in software giant Microsoft, held back relative returns. Despite headwinds related to COVID-19, the share price of Apple appreciated throughout the reporting period as product demand held strong. The shift toward work-from-home and remote learning helped to support strong iPhone and iPad sales. Additionally, Apple’s management reported growth in the company’s wearables division, despite supply constraints for both the Apple Watch and Apple Airpods Pro, which further supported the stock.

Security selection in both the consumer discretionary and communication services sectors also held back relative results. Within the consumer discretionary sector, not owning shares of internet retailer Amazon.com and electric vehicle manufacturer Tesla, and the fund’s overweight position in food catering company Compass Group (United Kingdom), dampened relative performance. The share price of Amazon.com advanced, benefiting from strong e-commerce volume as consumers adjusted to lockdowns in response to the COVID-19 pandemic. Additionally, solid growth in the company’s Amazon Web Services cloud division also supported the results. Within the communication services sector, not owning shares of technology company Alphabet and social networking service provider Facebook weighed on relative performance. The share price of Alphabet appreciated as the company delivered revenue results that were ahead of consensus estimates, driven by an upside in Google Play & YouTube subscriptions, paired with strength in search revenues.

Stocks in other sectors that further dampened relative results included the fund’s overweight positions in life sciences company Bayer (Germany) and integrated energy company Suncor Energy.

Within the fixed income portion of the fund, and relative to the Bloomberg Index, the fund’s foreign currency exposure, particularly to the Australian dollar, Japanese yen and pound sterling, weakened relative returns.

Contributors to Performance

Within the equity portion of the fund, stock selection in the industrials sector benefited performance relative to the MSCI World Index, led by overweight positions in electrical distribution equipment manufacturer Schneider Electric (France) and leading diversified industrial manufacturer Eaton (Ireland). The share price of Schneider Electric increased after sales and margins results came in ahead of market expectations and the company confirmed its commitment to increase its dividend. Schneider Electric’s management also reported strong performance in both its Energy Management and Industrial Automation segments, which further contributed to the upside. Additionally, not owning shares of weak-performing aerospace company Boeing benefited relative returns.

Management Review – continued

Stocks in other sectors that supported relative performance included the fund’s holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan) and overweight positions in healthcare equipment manufacturer Danaher, retail giant Target (h) and business system services company Nomura Research Institute (Japan). The share price of Taiwan Semiconductor Manufacturing increased as the company reported strong smartphone-related demand in the US and better 5G penetration rates, which resulted in greater-than-expected revenue guidance for the full year. Additionally, not owning shares of global energy and petrochemicals company Royal Dutch Shell (United Kingdom) and telecommunication services provider AT&T, and the fund’s underweight position in integrated oil and gas company Exxon Mobil (h), aided relative performance. A weaker demand environment coupled with increased supply resulted in lower energy commodity prices, which pressured shares of many companies within the sector, including Royal Dutch Shell.

Within the fixed income portion of the fund, and relative to the Bloomberg Index, the fund’s yield curve (y) positioning, notably along the Euro, New Zealand and Japanese yield curves, benefited relative results. Asset allocation also supported relative performance, led by the fund’s out-of-benchmark exposure to derivatives and its greater exposure to the industrials sector. Favorable security selection within both “AA” and “AAA” rated (r) bonds also boosted relative returns.

Respectfully,

Portfolio Manager(s)

Nevin Chitkara, Pilar Gomez-Bravo, Steven Gorham, Andy Li, Vipin Narula, Henry Peabody, Robert Persons, Jonathan Sage, Robert Spector, and Erik Weisman

Note to Shareholders: Effective December 31, 2019, Henry Peabody was added as a Portfolio Manager of the Fund. Effective December 31, 2020, Nevin Chitkara will no longer be a Portfolio Manager of the Fund. Effective January 1, 2021, Johnathan Munko will be added as a Portfolio Manager of the Fund. Effective June 30, 2021, Robert Persons will no longer be a Portfolio Manager of the Fund. Effective September 30, 2022, Vipin Narula will no longer be a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Rating Agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 10/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/04/90	1.00%	5.03%	5.88%	N/A
B	9/07/93	0.26%	4.24%	5.09%	N/A
C	1/03/94	0.28%	4.25%	5.09%	N/A
I	1/02/97	1.27%	5.29%	6.14%	N/A
R1	4/01/05	0.23%	4.24%	5.09%	N/A
R2	10/31/03	0.75%	4.76%	5.61%	N/A
R3	4/01/05	1.05%	5.05%	5.89%	N/A
R4	4/01/05	1.25%	5.29%	6.15%	N/A
R6	6/01/12	1.36%	5.40%	N/A	6.71%

Comparative benchmark(s)
MSCI World Index (net div) (f)		4.36%	8.13%	8.64%	N/A
MFS Global Total Return Blended Index (f)(w)		5.39%	6.66%	6.25%	N/A
Bloomberg Barclays Global Aggregate Index (f)		5.63%	3.90%	2.24%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(4.81)%	3.79%	5.25%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.62)%	3.90%	5.09%	N/A
C With CDSC (1% for 12 months) (v)		(0.69)%	4.25%	5.09%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.
(w)	As of October 31, 2020, the MFS Global Total Return Blended Index (a custom index) was comprised of 60% MSCI World Index (net div) and 40% Bloomberg Barclays Global Aggregate Index.

Benchmark Definition(s)

Bloomberg Barclays Global Aggregate Index (a) – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Performance Summary – continued

MSCI World Index (e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

(a)

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

(e)

Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2020 through October 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/20	Ending Account Value 10/31/20	Expenses Paid During Period (p) 5/01/20-10/31/20
A	Actual	1.09%	$1,000.00	$1,070.75	$5.67
	Hypothetical (h)	1.09%	$1,000.00	$1,019.66	$5.53
B	Actual	1.84%	$1,000.00	$1,066.77	$9.56
	Hypothetical (h)	1.84%	$1,000.00	$1,015.89	$9.32
C	Actual	1.84%	$1,000.00	$1,067.30	$9.56
	Hypothetical (h)	1.84%	$1,000.00	$1,015.89	$9.32
I	Actual	0.84%	$1,000.00	$1,072.28	$4.38
	Hypothetical (h)	0.84%	$1,000.00	$1,020.91	$4.27
R1	Actual	1.84%	$1,000.00	$1,066.86	$9.56
	Hypothetical (h)	1.84%	$1,000.00	$1,015.89	$9.32
R2	Actual	1.34%	$1,000.00	$1,069.31	$6.97
	Hypothetical (h)	1.34%	$1,000.00	$1,018.40	$6.80
R3	Actual	1.09%	$1,000.00	$1,070.98	$5.67
	Hypothetical (h)	1.09%	$1,000.00	$1,019.66	$5.53
R4	Actual	0.84%	$1,000.00	$1,072.55	$4.38
	Hypothetical (h)	0.84%	$1,000.00	$1,020.91	$4.27
R6	Actual	0.76%	$1,000.00	$1,072.74	$3.96
	Hypothetical (h)	0.76%	$1,000.00	$1,021.32	$3.86

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

10/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 57.7%
Aerospace - 2.0%
Honeywell International, Inc.	76,527	$12,623,129
L3Harris Technologies, Inc.	24,239	3,905,145
Lockheed Martin Corp.	38,331	13,420,833
Northrop Grumman Corp.	10,365	3,003,984

		$32,953,091
Alcoholic Beverages - 1.4%
Diageo PLC	256,636	$8,308,474
Heineken N.V.	92,254	8,187,204
Pernod Ricard S.A.	45,506	7,335,001

		$23,830,679
Apparel Manufacturers - 0.8%
Adidas AG (a)	20,820	$6,183,243
Burberry Group PLC	97,194	1,707,405
Compagnie Financiere Richemont S.A.	83,003	5,204,943

		$13,095,591
Automotive - 1.1%
Aptiv PLC	47,233	$4,557,512
Hero MotoCorp Ltd.	16,090	607,884
Lear Corp.	25,811	3,118,227
Magna International, Inc.	156,812	8,007,146
PT United Tractors Tbk	640,100	924,589
Zhengzhou Yutong Bus Co., Ltd., “A”	394,800	944,393

		$18,159,751
Biotechnology - 0.1%
Gilead Sciences, Inc.	27,530	$1,600,870

Brokerage & Asset Managers - 1.3%
BlackRock, Inc.	13,216	$7,919,159
Cboe Global Markets, Inc.	38,741	3,149,256
Charles Schwab Corp.	157,849	6,489,173
NASDAQ, Inc.	36,982	4,474,452

		$22,032,040
Business Services - 3.4%
Accenture PLC, “A”	59,133	$12,826,539
CGI, Inc. (a)	61,816	3,835,719

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Compass Group PLC	392,080	$5,358,763
Equifax, Inc.	31,816	4,346,066
Experian PLC	125,668	4,586,157
Fidelity National Information Services, Inc.	46,154	5,750,327
Fiserv, Inc. (a)	60,612	5,786,628
Nomura Research Institute Ltd.	200,500	5,900,426
Secom Co. Ltd.	89,500	7,561,679

		$55,952,304
Cable TV - 0.9%
Comcast Corp., “A”	350,236	$14,793,969

Chemicals - 1.2%
3M Co.	44,979	$7,194,841
Eastman Chemical Co.	16,400	1,325,776
PPG Industries, Inc.	83,323	10,808,659

		$19,329,276
Computer Software - 0.4%
Adobe Systems, Inc. (a)	3,471	$1,551,884
Microsoft Corp.	25,663	5,195,988

		$6,747,872
Computer Software - Systems - 1.3%
Amadeus IT Group S.A.	111,368	$5,316,597
Fujitsu Ltd.	51,900	6,035,054
Hitachi Ltd.	234,500	7,907,917
Hon Hai Precision Industry Co. Ltd.	983,000	2,666,727

		$21,926,295
Construction - 1.5%
Masco Corp.	65,573	$3,514,713
Sherwin-Williams Co.	10,552	7,259,565
Stanley Black & Decker, Inc.	29,187	4,850,879
Techtronic Industries Co. Ltd.	243,000	3,268,587
Vulcan Materials Co.	35,984	5,211,923

		$24,105,667
Consumer Products - 1.8%
Colgate-Palmolive Co.	112,200	$8,851,458
Kao Corp.	72,100	5,126,129
Kimberly-Clark Corp.	74,138	9,829,957
Reckitt Benckiser Group PLC	71,821	6,326,999

		$30,134,543

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Containers - 0.1%
Amcor PLC	116,422	$1,214,282

Electrical Equipment - 2.3%
Johnson Controls International PLC	145,108	$6,125,009
Legrand S.A.	59,314	4,385,201
Schneider Electric SE	195,386	23,711,367
Yokogawa Electric Corp.	216,600	3,184,908

		$37,406,485
Electronics - 4.4%
Analog Devices, Inc.	46,795	$5,546,611
Hoya Corp.	35,800	4,053,346
Intel Corp.	253,910	11,243,135
Kyocera Corp.	82,200	4,528,292
NXP Semiconductors N.V.	41,100	5,553,432
Samsung Electronics Co. Ltd.	164,431	8,245,613
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	257,136	21,565,996
Texas Instruments, Inc.	85,128	12,308,658

		$73,045,083
Energy - Independent - 0.3%
China Shenhua Energy Co. Ltd.	492,000	$850,410
CNOOC Ltd.	744,000	679,693
ConocoPhillips	58,201	1,665,713
Valero Energy Corp.	44,751	1,727,836

		$4,923,652
Energy - Integrated - 0.9%
China Petroleum & Chemical Corp.	13,470,000	$5,267,746
Eni S.p.A.	385,798	2,700,860
Galp Energia SGPS S.A.	236,162	1,912,670
LUKOIL PJSC, ADR	33,393	1,705,047
Suncor Energy, Inc.	217,155	2,449,778

		$14,036,101
Engineering - Construction - 0.1%
Quanta Services, Inc.	21,330	$1,331,632

Food & Beverages - 2.6%
Danone S.A.	140,926	$7,779,737
General Mills, Inc.	158,960	9,397,715
J.M. Smucker Co.	64,141	7,196,620
Nestle S.A.	152,073	17,098,780
PepsiCo, Inc.	15,059	2,007,214

		$43,480,066

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Drug Stores - 0.3%
Tesco PLC	1,789,153	$4,763,177

Gaming & Lodging - 0.1%
Tabcorp Holdings Ltd.	705,669	$1,638,289

General Merchandise - 0.2%
BIM Birlesik Magazalar A.S.	112,895	$899,980
Wal-Mart de Mexico S.A.B. de C.V.	683,400	1,651,192

		$2,551,172
Health Maintenance Organizations - 0.5%
Cigna Corp.	48,182	$8,044,949

Insurance - 3.6%
AON PLC	82,430	$15,167,944
Chubb Ltd.	76,130	9,890,048
CNO Financial Group, Inc.	36,320	644,680
Equitable Holdings, Inc.	253,539	5,448,553
Hartford Financial Services Group, Inc.	40,800	1,571,616
Manulife Financial Corp.	507,646	6,881,398
Marsh & McLennan Cos., Inc.	44,151	4,567,863
MetLife, Inc.	66,077	2,501,014
Prudential Financial, Inc.	13,334	853,643
Samsung Fire & Marine Insurance Co. Ltd.	7,171	1,137,380
Travelers Cos., Inc.	67,612	8,161,445
Zurich Insurance Group AG	9,856	3,267,598

		$60,093,182
Internet - 0.2%
NetEase.com, Inc., ADR	37,320	$3,239,003

Leisure & Toys - 0.2%
Activision Blizzard, Inc.	24,448	$1,851,447
Brunswick Corp.	12,010	765,157
Electronic Arts, Inc. (a)	7,922	949,293

		$3,565,897
Machinery & Tools - 1.6%
Eaton Corp. PLC	154,217	$16,006,182
Ingersoll Rand, Inc. (a)	91,041	3,180,973
Kubota Corp.	444,700	7,746,806

		$26,933,961

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - 3.5%
ABSA Group Ltd.	364,816	$1,948,749
Bank of America Corp.	246,135	5,833,399
BOC Hong Kong Holdings Ltd.	820,000	2,274,105
China Construction Bank Corp.	7,439,000	5,133,654
DBS Group Holdings Ltd.	501,000	7,463,926
Goldman Sachs Group, Inc.	34,470	6,516,209
JPMorgan Chase & Co.	131,904	12,931,868
State Street Corp.	79,223	4,666,235
UBS Group AG	904,637	10,502,057

		$57,270,202
Medical & Health Technology & Services - 0.7%
HCA Healthcare, Inc.	21,731	$2,693,340
McKesson Corp.	31,458	4,639,741
Quest Diagnostics, Inc.	28,251	3,450,577

		$10,783,658
Medical Equipment - 2.3%
Abbott Laboratories	39,608	$4,163,197
Becton, Dickinson and Co.	21,692	5,013,672
Boston Scientific Corp. (a)	89,323	3,061,099
Danaher Corp.	30,084	6,905,482
EssilorLuxottica (a)	14,463	1,788,868
Medtronic PLC	108,368	10,898,570
Thermo Fisher Scientific, Inc.	11,478	5,430,471

		$37,261,359
Metals & Mining - 0.4%
Fortescue Metals Group Ltd.	152,962	$1,875,478
MMC Norilsk Nickel PJSC, ADR	39,193	934,361
POSCO	4,931	910,368
Rio Tinto PLC	62,129	3,506,867

		$7,227,074
Natural Gas - Distribution - 0.2%
Italgas S.p.A.	498,794	$2,882,527

Natural Gas - Pipeline - 0.3%
Enterprise Products Partners LP	261,498	$4,333,022
Magellan Midstream Partners LP	21,571	766,633
Plains All American Pipeline LP	83,853	524,081

		$5,623,736
Network & Telecom - 0.1%
QTS Realty Trust, Inc., REIT, “A”	18,260	$1,123,173

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - 1.2%
Citigroup, Inc.	71,092	$2,944,631
KBC Group N.V.	49,415	2,436,141
Sberbank of Russia, ADR	59,110	597,011
Truist Financial Corp.	164,951	6,947,736
U.S. Bancorp	153,318	5,971,736

		$18,897,255
Pharmaceuticals - 5.4%
Bayer AG	197,734	$9,294,541
Bristol-Myers Squibb Co.	28,825	1,684,821
Eli Lilly & Co.	53,411	6,967,999
Johnson & Johnson	124,428	17,060,323
Merck & Co., Inc.	143,912	10,823,622
Novartis AG	113,705	8,865,010
Novo Nordisk A.S., “B”	105,317	6,764,376
Roche Holding AG	80,231	25,789,942
Santen Pharmaceutical Co. Ltd.	130,300	2,317,876

		$89,568,510
Printing & Publishing - 0.7%
RELX PLC	180,383	$3,572,462
Wolters Kluwer N.V.	107,153	8,683,288

		$12,255,750
Railroad & Shipping - 1.1%
Canadian National Railway Co.	23,040	$2,291,328
Canadian Pacific Railway Ltd.	26,841	8,021,073
Kansas City Southern Co.	8,808	1,551,441
Union Pacific Corp.	38,844	6,882,769

		$18,746,611
Real Estate - 0.7%
Deutsche Wohnen SE	77,616	$3,916,836
Easterly Government Properties, REIT	26,611	556,170
Grand City Properties S.A.	80,940	1,837,259
Lexington Realty Trust, REIT	101,530	1,008,193
Longfor Properties Co. Ltd.	270,500	1,480,821
Spirit Realty Capital, Inc., REIT	35,659	1,071,553
Starwood Property Trust, Inc., REIT	63,520	887,374

		$10,758,206
Restaurants - 0.2%
Yum China Holdings, Inc.	64,773	$3,447,867

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - 0.7%
Akzo Nobel N.V.	67,537	$6,504,931
Linde PLC	9,862	2,161,623
Nitto Denko Corp.	17,900	1,256,213
PTT Global Chemical PLC	1,444,700	1,854,111

		$11,776,878
Specialty Stores - 0.3%
Home Depot, Inc.	20,676	$5,514,496

Telecommunications - Wireless - 1.9%
KDDI Corp.	809,300	$21,673,459
Mobile TeleSystems PJSC, ADR	69,054	540,002
T-Mobile USA, Inc. (a)	28,414	3,113,322
Vodafone Group PLC	4,142,602	5,527,743

		$30,854,526
Telephone Services - 0.5%
Hellenic Telecommunications Organization S.A.	95,600	$1,271,509
Koninklijke KPN N.V.	433,528	1,171,388
TELUS Corp.	365,089	6,242,383

		$8,685,280
Tobacco - 1.2%
British American Tobacco PLC	172,447	$5,468,956
Imperial Brands PLC	130,123	2,063,350
Japan Tobacco, Inc.	328,100	6,204,657
Philip Morris International, Inc.	95,247	6,764,442

		$20,501,405
Utilities - Electric Power - 1.7%
AltaGas Ltd.	55,906	$708,739
CLP Holdings Ltd.	72,500	666,785
Duke Energy Corp.	81,030	7,463,673
E.ON SE	421,536	4,394,912
Exelon Corp.	150,799	6,015,372
Iberdrola S.A.	342,269	4,036,064
Transmissora Alianca de Energia Eletrica S.A., IEU	71,904	352,756
Xcel Energy, Inc.	59,736	4,183,312

		$27,821,613
Total Common Stocks (Identified Cost, $723,776,183)		$951,929,005

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - 39.3%
Aerospace - 0.2%
Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025 (n)		$476,000	$523,763
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027		605,000	658,709
L3Harris Technologies, Inc., 3.85%, 6/15/2023		964,000	1,040,956
Lockheed Martin Corp., 2.8%, 6/15/2050		1,117,000	1,154,348

			$3,377,776
Asset-Backed & Securitized - 0.5%
AA Bond Co. Ltd., 2.75%, 7/31/2023	GBP	925,000	$1,153,935
Arbor Realty Trust, Inc., FLR, 1.598% (LIBOR - 1mo. + 1.45%), 9/15/2034 (n)		$1,000,000	978,252
Barclays Commercial Mortgage Securities LLC, 2020-C7, “XA”, 1.632%, 4/15/2053 (i)		1,447,252	162,660
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)		645,000	650,070
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)		524,102	535,283
CF Hippolyta Issuer LLC, 2020-1, “A1”, 1.69%, 7/15/2060 (n)		402,989	407,803
Commercial Mortgage Pass-Through Certificates, 2020-BN28, “A4”, 1.844%, 3/15/2063		452,210	454,814
Fort CRE LLC, 2018-1A, “A1”, FLR, 1.497% (LIBOR - 1mo. + 1.35%), 11/16/2035 (n)		1,254,500	1,245,141
KKR Real Estate Financial Trust, Inc., 2018-FL1, “A”, FLR, 1.247% (LIBOR - 1mo. + 1.1%), 6/15/2036 (n)		1,648,500	1,637,410
MF1 CLO Ltd., 2019-FL2, “A”, FLR, 1.279% (LIBOR - 1mo. + 1.13%), 12/25/2034 (n)		988,000	973,280
MF1 CLO Ltd., 2020-FL3, “AS”, FLR, 2.998% (LIBOR - 1mo. + 2.85%), 7/15/2035 (z)		714,500	719,836

			$8,918,484
Automotive - 0.5%
Daimler AG, 0.75%, 9/30/2030	EUR	450,000	$531,880
Delphi Automotive PLC, 1.5%, 3/10/2025		1,050,000	1,282,436
Ferrari N.V., 1.5%, 5/27/2025		1,059,000	1,259,411
Hyundai Capital America, 6.375%, 4/08/2030 (n)		$978,000	1,249,711
Lear Corp., 3.8%, 9/15/2027		610,000	653,908
Volkswagen Financial Services AG, 1.5%, 10/01/2024	EUR	680,000	826,379
Volkswagen Financial Services N.V., 1.125%, 9/18/2023	GBP	300,000	388,863
Volkswagen International Finance N.V., 1.625%, 2/10/2024		500,000	657,575
Volkswagen International Finance N.V., 0.875%, 9/22/2028	EUR	400,000	473,247
Volkswagen International Finance N.V., 3.5% to 6/17/2025, FLR (EUR Swap Rate - 5yr. + 3.746%) to 6/17/2030, FLR (EUR Swap Rate - 5yr. + 3.996%) to 6/17/2045, FLR (EUR Swap Rate - 5yr. + 4.746%) to 6/17/2070		700,000	821,532

			$8,144,942

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Broadcasting - 0.2%
Discovery, Inc., 4.125%, 5/15/2029		$718,000	$818,942
MMS USA Financing, Inc., 1.75%, 6/13/2031	EUR	600,000	745,907
Prosus N.V., 1.539%, 8/03/2028		300,000	353,281
Prosus N.V., 3.68%, 1/21/2030 (n)		$387,000	421,145
Walt Disney Co., 3.5%, 5/13/2040		658,000	735,622

			$3,074,897
Brokerage & Asset Managers - 0.3%
Deutsche Boerse AG, 1.25% to 6/17/2027, FLR (EUR Swap Rate - 5yr. + 1.681%) to 6/16/2047	EUR	100,000	$116,756
E*TRADE Financial Corp., 2.95%, 8/24/2022		$549,000	571,621
Euroclear Bank S.A., 0.125%, 7/07/2025	EUR	263,000	309,751
Euroclear Investments S.A., 2.625% to 4/11/2028, FLR
(EUR Swap Rate - 5yr. + 1.659%) to 4/11/2048		800,000	1,016,972
Intercontinental Exchange, Inc., 1.85%, 9/15/2032		$487,000	482,727
Low Income Investment Fund, 3.386%, 7/01/2026		285,000	303,590
Low Income Investment Fund, 3.711%, 7/01/2029		760,000	830,028
Raymond James Financial, 4.65%, 4/01/2030		1,017,000	1,231,175

			$4,862,620
Building - 0.3%
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)		$1,033,000	$1,203,688
Holcim Finance (Luxembourg) S.A., 2.375%, 4/09/2025	EUR	697,000	889,802
Masco Corp., 2%, 10/01/2030		$2,249,000	2,246,895
Vulcan Materials Co., 3.5%, 6/01/2030		908,000	1,018,898

			$5,359,283
Business Services - 0.3%
Euronet Worldwide, Inc., 1.375%, 5/22/2026	EUR	1,455,000	$1,657,811
Fidelity National Information Services, Inc., 3.875%, 6/05/2024		$265,000	291,206
Fidelity National Information Services, Inc., 2.602%, 5/21/2025	GBP	250,000	350,233
Fidelity National Information Services, Inc., 3%, 8/15/2026		$902,000	997,487
Fiserv, Inc., 4.4%, 7/01/2049		281,000	347,990
NXP Semiconductors N.V., 3.4%, 5/01/2030 (n)		1,430,000	1,570,551

			$5,215,278
Cable TV - 0.4%
Charter Communications Operating LLC/Charter
Communications Operating Capital Corp., 6.384%, 10/23/2035		$643,000	$868,780
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.8%, 3/01/2050		486,000	553,651

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cable TV - continued
Comcast Corp., 3.75%, 4/01/2040		$928,000	$1,080,163
Cox Communications, Inc., 3.25%, 12/15/2022 (n)		495,000	521,202
Eutelsat S.A., 2.25%, 7/13/2027	EUR	1,000,000	1,238,189
Eutelsat S.A., 1.5%, 10/13/2028		600,000	696,344
SES S.A., 1.625%, 3/22/2026		550,000	670,504
SES S.A., 2%, 7/02/2028		484,000	594,581

			$6,223,414
Chemicals - 0.1%
Sasol Financing (USA) LLC, 6.5%, 9/27/2028		$600,000	$575,700
Sherwin-Williams Co., 3.8%, 8/15/2049		450,000	515,150

			$1,090,850
Computer Software - 0.3%
Dassault Systemes S.A., 0.125%, 9/16/2026	EUR	600,000	$708,890
Dell International LLC/EMC Corp., 4.9%, 10/01/2026 (n)		$1,262,000	1,437,106
Microsoft Corp., 4.1%, 2/06/2037		1,212,000	1,549,317
Microsoft Corp., 2.525%, 6/01/2050		788,000	803,098
Microsoft Corp., 3.95%, 8/08/2056		412,000	528,783
Microsoft Corp., 2.675%, 6/01/2060		87,000	88,830

			$5,116,024
Computer Software - Systems - 0.2%
Apple, Inc., 2.7%, 5/13/2022		$498,000	$516,474
Apple, Inc., 4.5%, 2/23/2036		1,781,000	2,357,133
Capgemini SE, 2%, 4/15/2029	EUR	500,000	655,187
Capgemini SE, 1.125%, 6/23/2030		400,000	486,878

			$4,015,672
Conglomerates - 0.3%
Carrier Global Corp., 2.722%, 2/15/2030 (n)		$1,495,000	$1,560,358
General Electric Co., 0.875%, 5/17/2025	EUR	375,000	437,145
Roper Technologies, Inc., 4.2%, 9/15/2028		$652,000	771,347
Roper Technologies, Inc., 2.95%, 9/15/2029		412,000	450,746
Roper Technologies, Inc., 2%, 6/30/2030		1,088,000	1,105,946

			$4,325,542
Consumer Products - 0.2%
LVMH Moet Hennessy Louis Vuitton SE, 0.375%, 2/11/2031	EUR	400,000	$472,941
Reckitt Benckiser Treasury Services (Nederland) B.V., 0.375%, 5/19/2026		473,000	565,593
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)		$731,000	786,687
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)		1,016,000	1,117,713

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Consumer Products - continued
Reckitt Benckiser Treasury Services PLC, 1.75%, 5/19/2032	GBP	456,000	$615,357

			$3,558,291
Consumer Services - 0.2%
Booking Holdings, Inc., 4.5%, 4/13/2027		$647,000	$754,975
Mastercard, Inc., 3.85%, 3/26/2050		455,000	566,388
Visa, Inc., 4.15%, 12/14/2035		889,000	1,136,330
Visa, Inc., 3.65%, 9/15/2047		583,000	715,944

			$3,173,637
Containers - 0.1%
DS Smith PLC, 0.875%, 9/12/2026	EUR	650,000	$761,728

Electronics - 0.4%
ASML Holding N.V., 0.625%, 5/07/2029	EUR	212,000	$258,363
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027		$1,481,000	1,634,848
Broadcom, Inc., 3.15%, 11/15/2025		1,100,000	1,185,558
Broadcom, Inc., 4.15%, 11/15/2030		505,000	565,739
Intel Corp., 3.7%, 7/29/2025		1,875,000	2,118,030
Texas Instruments, Inc., 2.25%, 9/04/2029		295,000	315,026

			$6,077,564
Emerging Market Quasi-Sovereign - 2.1%
CEZ A.S. (Czech Republic), 0.875%, 12/02/2026	EUR	900,000	$1,072,601
China Construction Bank Corp., Hong Kong Branch, 1.25%, 8/04/2025		$1,700,000	1,687,641
China Development Bank, 3.45%, 9/20/2029	CNY	152,120,000	22,187,989
Export-Import Bank of India, 3.375%, 8/05/2026		$1,200,000	1,265,208
Export-Import Bank of India, 3.875%, 2/01/2028		1,000,000	1,052,240
MDGH - GMTN B.V. (United Arab Emirates), 2.5%, 11/07/2024		763,000	798,492
PT Pertamina (Persero) (Republic of Indonesia), 3.65%, 7/30/2029		1,050,000	1,128,750
PT Pertamina (Persero) (Republic of Indonesia), 6%, 5/03/2042 (n)		3,240,000	3,952,595
State Grid Overseas Investment (2016) Ltd. (People’s Republic of China), 3.5%, 5/04/2027		1,939,000	2,157,835

			$35,303,351
Emerging Market Sovereign - 1.3%
Oriental Republic of Uruguay, 4.375%, 1/23/2031		$2,450,000	$2,958,400
Republic of Croatia, 1.125%, 6/19/2029	EUR	1,563,000	1,862,216
Republic of Croatia, 1.5%, 6/17/2031		3,935,000	4,817,771

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - continued
Republic of Estonia, 0.125%, 6/10/2030	EUR	2,806,000	$3,344,741
Republic of Indonesia, 7%, 9/15/2030	IDR	49,100,000,000	3,452,947
Republic of Korea, 1.875%, 6/10/2029	KRW	3,105,000,000	2,819,589
Republic of Peru, 2.392%, 1/23/2026		$167,000	175,517
Republic of Peru, 2.783%, 1/23/2031		794,000	858,314
State of Qatar, 4%, 3/14/2029 (n)		878,000	1,028,343
State of Qatar, 4.4%, 4/16/2050		299,000	380,609

			$21,698,447
Energy - Independent - 0.3%
Noble Energy, Inc., 4.2%, 10/15/2049		$1,196,000	$1,427,625
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		3,609,000	3,838,893

			$5,266,518
Energy - Integrated - 0.2%
Eni S.p.A., 4.25%, 5/09/2029 (n)		$607,000	$684,457
Eni S.p.A., 2.625% to 1/13/2026, FLR (EUR Swap Rate - 5yr. + 3.167% to 1/13/2031, FLR (EUR Swap Rate - 5yr. + 3.417%) to 1/13/2046, FLR (EUR Swap Rate - 5yr. + 4.167%) to 1/13/2069	EUR	240,000	276,660
Galp Energia SGPS S.A., 2%, 1/15/2026		600,000	713,227
OMV AG, 0.75%, 6/16/2030		371,000	443,191
OMV AG, 2.5% to 9/01/2026, FLR (EUR Swap Rate - 5yr. + 2.82%) to 9/01/2030, FLR (EUR Swap Rate - 5yr. + 3.82%) to 9/01/2059		400,000	460,037

			$2,577,572
Entertainment - 0.0%
Royal Caribbean Cruises Ltd., 3.7%, 3/15/2028		$476,000	$347,480

Financial Institutions - 0.4%
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)		$537,000	$520,835
CTP B.V., 2.125%, 10/01/2025	EUR	1,447,000	1,715,624
EXOR N.V., 2.25%, 4/29/2030		925,000	1,142,298
GE Capital International Funding Co., 3.373%, 11/15/2025		$1,716,000	1,841,242
Grand City Properties S.A., 1.375%, 8/03/2026	EUR	1,100,000	1,346,508
Grand City Properties S.A., 2.5% to 10/24/2023, FLR (EUR Swap Rate - 5yr. + 2.432%) to 10/24/2028, FLR (EUR Swap Rate - 5yr. + 2.682%) to 10/24/2043, FLR (EUR Swap Rate - 5yr. + 3.432%) to 10/24/2069		600,000	701,366

			$7,267,873
Food & Beverages - 0.6%
Anheuser-Busch InBev S.A./N.V., 1.65%, 3/28/2031	EUR	530,000	$682,449
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		$446,000	521,781
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049		512,000	690,453

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Food & Beverages - continued
Bacardi Ltd., 5.15%, 5/15/2038 (n)		$658,000	$792,401
Constellation Brands, Inc., 4.4%, 11/15/2025		1,053,000	1,217,279
Constellation Brands, Inc., 3.15%, 8/01/2029		1,006,000	1,101,853
Danone S.A., 2.077%, 11/02/2021 (n)		1,298,000	1,315,022
Danone S.A., 2.589%, 11/02/2023 (n)		2,745,000	2,890,548
Diageo Finance PLC, 1.875%, 3/27/2027	EUR	300,000	389,944

			$9,601,730
Forest & Paper Products - 0.0%
Mondi Finance Europe GmbH, 2.375%, 4/01/2028	EUR	400,000	$529,504

Gaming & Lodging - 0.0%
Las Vegas Sands Corp., 3.9%, 8/08/2029		$343,000	$342,496

Industrial - 0.3%
CPI Property Group S.A., 2.75%, 5/12/2026	EUR	920,000	$1,112,577
CPI Property Group S.A., 2.75%, 1/22/2028	GBP	450,000	573,338
Grainger PLC, 3%, 7/03/2030		297,000	404,203
Investor AB, 0.375%, 10/29/2035	EUR	275,000	317,918
Investor AB, 1.5%, 6/20/2039		320,000	436,147
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050		$1,588,000	1,542,762

			$4,386,945
Insurance - 0.4%
Aflac, Inc., 3.6%, 4/01/2030		$1,004,000	$1,164,414
Argentum Zurich Insurance, 3.5% to 10/01/2026, FLR (EURIBOR - 3mo. + 3.95%) to 10/01/2046	EUR	700,000	922,420
Aviva PLC, 3.875% to 7/03/2024, FLR (EUR Swap Rate - 5yr. + 3.48%) to 7/03/2044		700,000	884,185
Aviva PLC, 4% to 6/03/2035, FLR (GBP Government Yield - 5yr. + 4.7%) to 6/03/2055	GBP	177,000	241,204
CNP Assurances S.A., 2% to 7/27/2030, FLR (EURIBOR - 3mo. + 3%) to 7/27/2050	EUR	500,000	582,762
Credit Agricole Assurances S.A., 2%, 7/17/2030		400,000	472,958
Munich Re Group, 1.25% to 5/26/2031, FLR (EURIBOR - 3mo. + 2.55%) to 5/26/2041		300,000	342,946
Zurich Finance (Ireland) DAC, 1.875% to 9/17/2030, FLR (EURIBOR - 3mo. + 2.95%) to 9/17/2050		934,000	1,104,072

			$5,714,961
Insurance - Property & Casualty - 0.3%
Berkshire Hathaway, Inc., 2.75%, 3/15/2023		$559,000	$587,822
Berkshire Hathaway, Inc., 4.5%, 2/11/2043		420,000	552,040
Fairfax Financial Holdings Ltd., 4.625%, 4/29/2030		861,000	921,048
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049		728,000	812,510

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Insurance - Property & Casualty - continued
Progressive Corp., 4.125%, 4/15/2047		$823,000	$1,055,628
QBE Capital Funding IV LP, 7.5% to 5/24/2021, FLR (GBP Swap Rate - 10yr. + 4.003%) to 5/24/2041	GBP	300,000	396,394
QBE Insurance Group Ltd., 6.115% to 5/24/2022, FLR (GBP Swap Rate - 5yr. + 5%) to 5/24/2042		100,000	136,482
Willis North America, Inc., 3.875%, 9/15/2049		$943,000	1,097,255

			$5,559,179
International Market Quasi-Sovereign - 0.3%
Deutsche Bahn Finance GmbH, 1.375%, 4/16/2040	EUR	195,000	$257,376
Deutsche Bahn Finance GmbH (Federal Republic of Germany), 0.875%, 6/23/2039		354,000	433,189
Electricite de France S.A., 2.875% to 3/15/2027, FLR (EUR Swap Rate - 5yr. + 3.373%) to 3/15/2031, FLR (EUR Swap Rate - 5yr. + 3.623%) to 3/15/2047, FLR (EUR Swap Rate - 5yr. + 4.373%) to 3/15/2070		800,000	909,592
Electricite de France S.A., 5.875% to 1/22/2029, FLR (GBP Swap Rate - 15yr. + 3.046%) to 1/22/2049, FLR (GBP Swap Rate - 15yr. + 3.796%) to 1/22/2070	GBP	400,000	560,304
Islandsbanki (Republic of Iceland), 1.125% to 1/19/2023, FLR (EUR Swap Rate - 1yr. + 0.75%) to 1/19/2024	EUR	650,000	762,058
La Banque Postale (Republic of France), 0.5% to 6/17/2025, FLR (EURIBOR - 3mo. + 0.88%) to 6/17/2026		500,000	583,769
La Banque Postale S.A., 0.875% to 1/26/2026, FLR (EUR
Swap Rate - 5yr. + 1.38%) to 1/26/2031 (Put Date 11/24/2020)		600,000	694,730
Ontario Teachers’ Finance Trust, 0.5%, 5/06/2025		580,000	695,997

			$4,897,015
International Market Sovereign - 10.9%
Commonwealth of Australia, 2.5%, 5/21/2030	AUD	1,250,000	$1,017,382
Commonwealth of Australia, 2.75%, 6/21/2035		4,070,000	3,482,865
Commonwealth of Australia, 3.25%, 6/21/2039		3,337,000	3,036,257
Commonwealth of Australia, 1.75%, 6/21/2051		7,619,000	5,294,638
Federal Republic of Germany, 1.25%, 8/15/2048	EUR	2,619,000	4,356,901
Government of Bermuda, 2.375%, 8/20/2030 (n)		$418,000	428,972
Government of Canada, 5%, 6/01/2037	CAD	2,681,000	3,275,195
Government of Japan, 1.8%, 9/20/2030	JPY	23,300,000	261,064
Government of Japan, 1.8%, 6/20/2031		1,340,450,000	15,133,213
Government of Japan, 1.7%, 3/20/2032		598,700,000	6,743,674
Government of Japan, 2.4%, 3/20/2037		718,950,000	9,149,093
Government of Japan, 0.5%, 6/20/2038		765,550,000	7,489,074
Government of Japan, 0.4%, 3/20/2039		192,900,000	1,849,386
Government of Japan, 2.3%, 3/20/2040		310,350,000	4,008,657
Government of New Zealand, 1.5%, 5/15/2031	NZD	14,037,000	10,187,394
Kingdom of Belgium, 1.45%, 6/22/2037	EUR	2,112,000	3,061,566

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Sovereign - continued
Kingdom of Spain, 1.85%, 7/30/2035	EUR	2,928,000	$4,088,124
Kingdom of Sweden, 0.125%, 5/12/2031 (n)	SEK	14,745,000	1,684,771
Republic of Cyprus, 1.5%, 4/16/2027	EUR	4,800,000	6,064,279
Republic of Cyprus, 0.625%, 1/21/2030		1,058,000	1,254,010
Republic of Cyprus, 2.75%, 2/26/2034		1,320,000	1,919,529
Republic of France, 1.25%, 5/25/2036		5,353,000	7,536,195
Republic of France, 1.5%, 5/25/2050		4,762,000	7,421,742
Republic of France, 0.75%, 5/25/2052 (n)		1,443,590	1,880,223
Republic of Iceland, 8%, 6/12/2025	ISK	250,830,000	2,203,108
Republic of Iceland, 0.625%, 6/03/2026	EUR	300,000	360,060
Republic of Iceland, 5%, 11/15/2028	ISK	345,597,000	2,815,118
Republic of Italy, 0.95%, 8/01/2030	EUR	14,360,000	17,163,422
Republic of Italy, 1.45%, 3/01/2036		5,789,000	7,092,131
Republic of New Zealand, 2.75%, 4/15/2037	NZD	896,000	750,011
Republic of Portugal, 2.25%, 4/18/2034	EUR	541,000	787,279
Republic of Portugal, 4.1%, 4/15/2037		3,175,000	5,804,084
United Kingdom Treasury, 0.875%, 10/22/2029	GBP	5,850,000	8,020,588
United Kingdom Treasury, 1.75%, 9/07/2037		12,500,000	18,968,620
United Kingdom Treasury, 1.75%, 1/22/2049		2,771,000	4,430,712

			$179,019,337
Local Authorities - 0.6%
Province of Alberta, 0.5%, 4/16/2025	EUR	730,000	$879,156
Province of Alberta, 4.5%, 12/01/2040	CAD	710,000	723,392
Province of British Columbia, 2.3%, 6/18/2026		1,895,000	1,535,984
Province of British Columbia, 2.2%, 6/18/2030		2,065,000	1,676,272
Province of Ontario, 2.05%, 6/02/2030		5,042,000	4,021,566
Province of Saskatchewan, 3.05%, 12/02/2028		1,900,000	1,624,676

			$10,461,046
Machinery & Tools - 0.1%
CNH Industrial Capital LLC, 1.875%, 1/15/2026		$1,156,000	$1,160,020

Major Banks - 1.6%
Bank of America Corp., 3.366% to 1/23/2025, FLR (LIBOR - 3mo. + 0.81%) to 1/23/2026		$1,469,000	$1,602,614
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028		1,125,000	1,249,785
Bankinter S.A., 0.875%, 7/08/2026	EUR	400,000	468,459
CaixaBank S.A., 2.75% to 7/14/2023, FLR (EUR Swap Rate - 5yr. + 2.35%) to 7/14/2028		900,000	1,072,792
Credit Agricole S.A., 1% to 4/22/2025, FLR (EURIBOR - 3mo. + 1.25%) to 4/22/2026		500,000	598,565
Credit Agricole S.A., 1.625% to 6/05/2025, FLR (EUR Swap Rate - 5yr. + 1.9%) to 6/05/2030		600,000	718,483

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued

Major Banks - continued
Credit Suisse Group AG, 1.25% to 7/17/2024, FLR (EUR Swap Rate - 1yr. + 0.75%) to 7/17/2025	EUR	750,000	$900,894
Credit Suisse Group AG, 2.25% to 6/09/2027, FLR (GBP Government Yield - 1yr. + 2.23%) to 6/09/2028	GBP	427,000	571,282
Credit Suisse Group AG, 3.869%, 1/12/2029 (n)		$1,500,000	1,669,487
Erste Group Bank AG, 0.875%, 5/13/2027	EUR	500,000	611,107
Erste Group Bank AG, 1% to 6/10/2025, FLR (EUR ICE Swap Rate - 5yr. + 1.3%) to 6/10/2030		800,000	908,256
Erste Group Bank AG, 1.625% to 9/08/2026, FLR (EUR ICE Swap Rate - 5yr. + 2.1%) to 9/08/2031		100,000	117,400
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR + 1.929%) to 6/04/2026		$1,029,000	1,050,864
HSBC Holdings PLC, 4.375%, 11/23/2026		1,075,000	1,206,867
JPMorgan Chase & Co., 2.95%, 10/01/2026		1,596,000	1,758,632
Mitsubishi UFJ Financial Group, Inc., 1.412%, 7/17/2025		1,519,000	1,543,730
Morgan Stanley, 5.5%, 7/28/2021		400,000	415,050
Morgan Stanley, 3.125%, 1/23/2023		1,757,000	1,857,261
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR + 3.12%) to 4/01/2031		522,000	597,488
Nationwide Building Society, 1.5% to 3/08/2025, FLR (EURIBOR - 3mo. + 0.93%) to 3/08/2026	EUR	850,000	1,034,566
Sumitomo Mitsui Financial Group, Inc., 3.544%, 1/17/2028		$866,000	968,953
Svenska Handelsbanken AB, 0.5%, 2/18/2030	EUR	850,000	1,003,731
Svenska Handelsbanken AB, 5.25% to 3/01/2021, FLR (Swap Rate - 5yr. + 3.335%) to 12/29/2049		$1,091,000	1,093,727
UBS Group Funding (Switzerland) AG, 2.859%, 8/15/2023 (n)		600,000	621,641
UniCredit S.p.A., 1.25% to 6/16/2025, FLR (EURIBOR - 3mo. + 1.6%) to 6/16/2026	EUR	668,000	789,617
UniCredit S.p.A., 2.2% to 7/22/2026, FLR (EURIBOR - 3mo. + 2.55%) to 7/22/2027		996,000	1,182,711
Wells Fargo & Co., 3.9%, 5/01/2045		$811,000	943,098

			$26,557,060
Medical & Health Technology & Services - 0.5%
Alcon, Inc., 3.8%, 9/23/2049 (n)		$231,000	$261,257
BayCare Health System, Inc., 3.831%, 11/15/2050		1,178,000	1,405,301
Cigna Corp., 4.125%, 11/15/2025		944,000	1,079,687
HCA, Inc., 5.125%, 6/15/2039		399,000	485,684
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045		567,000	720,594
Memorial Sloan-Kettering Cancer Center, 2.955%, 1/01/2050		670,000	686,540
New York Society for the Relief of the Ruptured & Crippled, 2.667%, 10/01/2050		1,300,000	1,191,696
ProMedica Toledo Hospital, “B”, AGM, 6.015%, 11/15/2048		590,000	812,840
Thermo Fisher Scientific, Inc., 3%, 4/15/2023		1,682,000	1,779,363

			$8,422,962

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Medical Equipment - 0.1%
Abbott Ireland Financing DAC, 1.5%, 9/27/2026	EUR	700,000	$886,997
Boston Scientific Corp., 0.625%, 12/01/2027		300,000	350,828
DH Europe Finance II S.à r.l., 0.45%, 3/18/2028		250,000	293,903

			$1,531,728
Metals & Mining - 0.1%
Anglo American Capital PLC, 5.625%, 4/01/2030 (n)		$600,000	$737,456
Glencore Capital Finance DAC, 1.125%, 3/10/2028	EUR	750,000	873,959

			$1,611,415
Midstream - 0.2%
MPLX LP, 4.5%, 4/15/2038		$693,000	$701,961
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029		557,000	534,110
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028		1,216,000	1,320,176
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030 (n)		689,000	770,799

			$3,327,046
Mortgage-Backed - 4.8%
Fannie Mae, 4.5%, 3/01/2025 - 2/01/2046		$6,525,545	$7,312,926
Fannie Mae, 5.5%, 1/01/2037		22,232	26,206
Fannie Mae, 6%, 9/01/2037 - 6/01/2038		212,156	246,650
Fannie Mae, 5%, 4/01/2040 - 8/01/2040		1,632,310	1,884,728
Fannie Mae, 4%, 11/01/2040 - 2/01/2041		3,212,325	3,536,100
Fannie Mae, 3.5%, 5/01/2043 - 1/01/2047		2,854,720	3,150,335
Fannie Mae, 2.5%, 3/01/2050 - 11/01/2050		1,520,793	1,605,429
Fannie Mae, 3%, 7/01/2050 - 9/01/2050		2,066,975	2,165,450
Fannie Mae, TBA, 3%, 11/17/2035 - 12/25/2050		7,100,000	7,423,526
Fannie Mae, TBA, 1.5%, 11/25/2035 - 1/25/2051		950,000	966,881
Fannie Mae, TBA, 2.5%, 11/25/2035 - 11/25/2050		1,145,000	1,190,124
Fannie Mae, TBA, 2%, 12/25/2035 - 12/25/2050		3,775,000	3,899,379
Fannie Mae, TBA, 3.5%, 11/25/2050		1,250,000	1,319,995
Fannie Mae, TBA, 4%, 11/25/2050 - 12/25/2050		2,350,000	2,510,791
Freddie Mac, 1.368%, 3/25/2027 (i)		1,523,000	121,315
Freddie Mac, 3.224%, 3/25/2027		4,500,000	5,105,214
Freddie Mac, 3.194%, 7/25/2027		3,914,000	4,436,640
Freddie Mac, 3.286%, 11/25/2027		2,576,000	2,960,008
Freddie Mac, 3.9%, 4/25/2028		3,240,000	3,848,857
Freddie Mac, 3.926%, 7/25/2028		1,125,000	1,341,240
Freddie Mac, 1.799%, 4/25/2030 (i)		3,170,226	480,673
Freddie Mac, 1.868%, 4/25/2030 (i)		2,614,093	409,833
Freddie Mac, 1.662%, 5/25/2030 (i)		3,298,344	467,373
Freddie Mac, 1.796%, 5/25/2030 (i)		7,375,798	1,119,125
Freddie Mac, 1.342%, 6/25/2030 (i)		3,056,884	352,793

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 1.6%, 8/25/2030 (i)		$2,713,457	$375,702
Freddie Mac, 5.5%, 7/01/2037		44,220	51,523
Freddie Mac, 4.5%, 12/01/2039 - 5/01/2042		1,913,393	2,148,595
Freddie Mac, 5%, 7/01/2041		879,826	1,012,562
Freddie Mac, 3.5%, 1/01/2047		1,599,348	1,703,950
Freddie Mac, 3%, 5/01/2050 - 6/01/2050		478,087	522,460
Freddie Mac, 1.262%, 10/25/2053 (i)		1,752,322	180,599
Ginnie Mae, 5%, 5/15/2040		371,600	427,934
Ginnie Mae, 3.5%, 6/20/2043		949,932	1,030,214
Ginnie Mae, 3%, 8/20/2050 - 9/20/2050		3,583,637	3,764,970
Ginnie Mae, 2.5%, 10/20/2050 - 11/20/2050		1,325,000	1,389,335
Ginnie Mae, TBA, 2%, 11/15/2050 - 12/15/2050		950,000	986,151
Ginnie Mae, TBA, 2.5%, 11/15/2050 - 12/15/2050		1,900,000	1,988,588
Ginnie Mae, TBA, 3%, 11/15/2050 - 12/15/2050		550,000	574,039
Ginnie Mae, TBA, 3.5%, 11/15/2050		3,287,101	3,464,874
Ginnie Mae, TBA, 4%, 11/15/2050 - 12/15/2050		2,100,000	2,234,379

			$79,737,466
Municipals - 0.5%
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6%, 7/01/2027		$100,000	$102,427
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 3.384%, 12/01/2040		945,000	1,047,296
Missouri Health & Educational Facilities Authority, Taxable Education Facilities Rev. (Washington University of St. Louis), “A”, 3.229%, 5/15/2050		1,715,000	1,890,153
New Jersey Economic Development Authority State Pension Funding Rev., “A”, NATL, 7.425%, 2/15/2029		801,000	989,715
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, AGM, 4.65%, 8/15/2030		992,000	1,134,025
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2022		425,000	426,951
State of Florida, “A”, 2.154%, 7/01/2030		2,651,000	2,655,109

			$8,245,676
Natural Gas - Distribution - 0.4%
Boston Gas Co., 3.15%, 8/01/2027 (n)		$857,000	$942,165
CenterPoint Energy Resources Corp., 1.75%, 10/01/2030		2,059,000	2,067,586
ENGIE S.A., 0.5%, 10/24/2030	EUR	800,000	958,470
Infraestructura Energética Nova S.A.B. de C.V., 4.875%, 1/14/2048		$710,000	676,630
Naturgy Finance B.V., 1.25%, 1/15/2026	EUR	800,000	988,535
NiSource, Inc., 3.6%, 5/01/2030		$758,000	860,999

			$6,494,385

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Natural Gas - Pipeline - 0.1%
APT Pipelines Ltd., 5%, 3/23/2035 (n)		$635,000	$783,831

Network & Telecom - 0.0%
Verizon Communications, Inc., 0.875%, 3/19/2032	EUR	550,000	$654,253

Oil Services - 0.0%
Halliburton Co., 5%, 11/15/2045		$516,000	$511,299

Oils - 0.1%
Neste Oyj, 1.5%, 6/07/2024	EUR	800,000	$961,479

Other Banks & Diversified Financials - 0.9%
AIB Group PLC, 1.25%, 5/28/2024	EUR	825,000	$980,851
Belfius Bank S.A., 0.375%, 2/13/2026		1,200,000	1,396,753
Belfius Bank S.A. , 0.375%, 9/02/2025		600,000	698,414
Commerzbank AG, 0.75% to 3/24/2025, FLR (EURIBOR -3mo. + 1.3%) to 3/24/2026		100,000	116,663
Deutsche Bank AG, 2.625%, 12/16/2024	GBP	800,000	1,061,460
Deutsche Bank AG, 1.375% to 9/03/2025, FLR (EURIBOR - 3mo. + 1.85%) to 9/03/2026	EUR	900,000	1,051,097
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)		$950,000	1,054,679
Groupe BPCE S.A., 1.375%, 12/23/2026	GBP	800,000	1,059,487
ING Groep N.V., 2.125% to 5/26/2026, FLR (EUR Swap Rate - 5yr. + 2.4%) to 5/26/2031	EUR	500,000	606,707
Intesa Sanpaolo S.p.A., 2.125%, 5/26/2025		699,000	867,715
Intesa Sanpaolo S.p.A., 2.5%, 1/15/2030	GBP	550,000	721,074
KBC Group N.V., 0.125% to 9/10/2025, FLR (EURIBOR - 3mo. + 0.6%) to 9/10/2026	EUR	1,400,000	1,621,187
KBC Group N.V., 0.375% to 6/16/2026, FLR (EURIBOR - 3mo. + 0.72%) to 6/16/2027		400,000	470,328
UBS AG, 5.125%, 5/15/2024		$1,530,000	1,677,706
Virgin Money UK PLC, 2.875% to 6/24/2024, FLR (EUR Swap Rate - 1yr. + 3.25%) to 6/24/2025	EUR	376,000	446,316
Virgin Money UK PLC, 5.125% to 12/11/2025, FLR (GBP Government Yield - 5yr. + 5.25%) to 12/11/2030	GBP	225,000	289,972

			$14,120,409
Pharmaceuticals - 0.1%
Bayer AG, 1.375%, 7/06/2032	EUR	500,000	$604,172
Takeda Pharmaceutical Co. Ltd., 1.375%, 7/09/2032		699,000	858,256

			$1,462,428
Printing & Publishing - 0.0%
Wolters Kluwer N.V., 0.75%, 7/03/2030	EUR	489,000	$589,187

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Real Estate - Apartment - 0.1%
Camden Property Trust, 2.8%, 5/15/2030		$285,000	$307,681
Mid-America Apartment Communities, 1.7%, 2/15/2031		956,000	926,778

			$1,234,459
Real Estate - Office - 0.1%
Alexandria Real Estate Equities, Inc., REIT, 1.875%, 2/01/2033		$723,000	$703,331
Boston Properties, Inc., REIT, 3.125%, 9/01/2023		903,000	954,931
Corporate Office Property LP, 2.25%, 3/15/2026		675,000	682,959

			$2,341,221
Real Estate - Other - 0.2%
Lexington Realty Trust Co., 2.7%, 9/15/2030		$881,000	$889,462
SELP Finance S.à r.l., 1.5%, 12/20/2026	EUR	730,000	894,937
W.P. Carey, Inc., 2.4%, 2/01/2031		$1,296,000	1,279,476

			$3,063,875
Real Estate - Retail - 0.3%
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030		$1,174,000	$1,268,864
Realty Income Corp., REIT, 3.25%, 1/15/2031		980,000	1,071,976
Regency Centers Corp., 3.7%, 6/15/2030		1,438,000	1,570,600
VEREIT Operating Partnership LP, REIT, 3.4%, 1/15/2028		369,000	387,207
VEREIT Operating Partnership LP, REIT, 3.1%, 12/15/2029		1,052,000	1,067,172

			$5,365,819
Retailers - 0.1%
Best Buy Co., Inc., 1.95%, 10/01/2030		$1,357,000	$1,331,649
Home Depot, Inc., 4.875%, 2/15/2044		435,000	593,381

			$1,925,030
Specialty Stores - 0.0%
Richemont International Holding S.A., 0.75%, 5/26/2028	EUR	326,000	$398,626

Supermarkets - 0.1%
Auchan Holding S.A., 3.25%, 7/23/2027	EUR	600,000	$786,005
Loblaw Cos. Ltd., 4.86%, 9/12/2023	CAD	725,000	598,665

			$1,384,670
Supranational - 0.3%
Corporacion Andina de Fomento, 1.625%, 6/03/2025	EUR	1,100,000	$1,351,361
Corporacion Andina de Fomento, 1.625%, 9/23/2025		$1,020,000	1,024,985
International Bank for Reconstruction and Development, 4.25%, 6/24/2025	AUD	440,000	363,423
West African Development Bank, 4.7%, 10/22/2031		$1,759,000	1,846,950

			$4,586,719

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Telecommunications - Wireless - 0.4%
American Tower Corp., REIT, 3.5%, 1/31/2023		$412,000	$437,333
American Tower Corp., REIT, 4%, 6/01/2025		1,100,000	1,234,751
American Tower Corp., REIT, 0.5%, 1/15/2028	EUR	800,000	930,119
Crown Castle International Corp., 1.35%, 7/15/2025		$501,000	505,989
Crown Castle International Corp., 3.7%, 6/15/2026		425,000	473,661
Rogers Communications, Inc., 3.7%, 11/15/2049		484,000	534,729
Tele2 AB, 2.125%, 5/15/2028	EUR	1,240,000	1,603,267
T-Mobile USA, Inc., 3.5%, 4/15/2025 (n)		$1,467,000	1,607,260

			$7,327,109
Telephone Services - 0.0%
Iliad S.A., 2.375%, 6/17/2026	EUR	400,000	$468,307

Tobacco - 0.1%
B.A.T. International Finance PLC, 2.25%, 6/26/2028	GBP	416,000	$548,251
B.A.T. Netherlands Finance B.V., 2.375%, 10/07/2024	EUR	718,000	903,225
Imperial Brands Finance PLC, 1.375%, 1/27/2025		550,000	666,013

			$2,117,489
Transportation - Services - 0.4%
Abertis Infraestructuras S.A., 3.375%, 11/27/2026	GBP	1,100,000	$1,505,862
Deutsche Post DHL Group, 0.375%, 5/20/2026	EUR	681,000	814,735
ERAC USA Finance LLC, 7%, 10/15/2037 (n)		$537,000	786,616
Transurban Finance Co., 1.75%, 3/29/2028	EUR	584,000	726,876
Vinci S.A., 2.25%, 3/15/2027	GBP	200,000	279,511
Vinci S.A., 3.75%, 4/10/2029 (n)		$1,334,000	1,564,388

			$5,677,988
U.S. Government Agencies and Equivalents - 0.0%
Small Business Administration, 5.31%, 5/01/2027		$75,650	$81,844
Small Business Administration, 2.22%, 3/01/2033		510,237	528,381

			$610,225
U.S. Treasury Obligations - 4.4%
U.S. Treasury Bonds, 2.25%, 8/15/2049		$639,900	$734,160
U.S. Treasury Bonds, 2.375%, 11/15/2049		5,789,000	6,817,000
U.S. Treasury Notes, 2%, 11/15/2026		550,000	598,340
U.S. Treasury Notes, 2.25%, 11/15/2027		9,825,000	10,921,485
U.S. Treasury Notes, 2.375%, 5/15/2029 (f)		30,596,700	34,678,252
U.S. Treasury Notes, 1.125%, 8/15/2040		20,505,000	19,505,381

			$73,254,618

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Utilities - Electric Power - 1.1%
American Electric Power Co., Inc., 2.3%, 3/01/2030		$1,460,000	$1,499,909
AusNet Services Holdings Pty Ltd., 0.625%, 8/25/2030	EUR	525,000	632,181
Duke Energy Corp., 3.75%, 9/01/2046		$910,000	1,026,101
Enel Americas S.A., 4%, 10/25/2026		3,133,000	3,417,320
Enel Finance International N.V., 3.5%, 4/06/2028 (n)		875,000	968,488
Enel Finance International N.V., 4.75%, 5/25/2047 (n)		456,000	561,036
Enel S.p.A., 2.25% to 3/10/2027, FLR (EUR Swap Rate-5yr. + 2.679%), to 3/10/2032, FLR (EUR Swap Rate-5yr. + 2.929%), to 3/10/2047, FLR (EUR Swap Rate-5yr. + 3.679%) 3/10/2070	EUR	175,000	202,795
Evergy, Inc., 2.9%, 9/15/2029		$1,246,000	1,325,872
FirstEnergy Corp., 2.65%, 3/01/2030		811,000	790,068
Georgia Power Co., 3.7%, 1/30/2050		633,000	706,234
PPL Capital Funding, Inc., 5%, 3/15/2044		301,000	377,915
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)		144,000	145,597
Southern California Edison Co.’s First & Refunding
Mortgage Bonds, 3.65%, 2/01/2050		478,000	499,075
Terna S.p.A., 0.375%, 9/25/2030	EUR	450,000	530,917
Virginia Electric & Power Co., 3.5%, 3/15/2027		$1,800,000	2,042,556
Virginia Electric & Power Co., 2.875%, 7/15/2029		454,000	501,147
WEC Energy Group, Inc., 1.8%, 10/15/2030		2,068,000	2,046,365

			$17,273,576
Utilities - Water - 0.0%
Severn Trent Unilities Finance PLC, 2%, 6/02/2040	GBP	140,000	$189,340
Total Bonds (Identified Cost, $615,564,908)			$649,659,171

Preferred Stocks - 0.6%
Consumer Products - 0.4%
Henkel AG & Co. KGaA		75,963	$7,389,040

Electronics - 0.2%
Samsung Electronics Co. Ltd.		67,031	$2,974,184
Total Preferred Stocks (Identified Cost, $5,242,512)			$10,363,224

Convertible Preferred Stocks - 0.2%
Medical Equipment - 0.1%
Boston Scientific Corp., 5.5%		5,421	$561,507
Danaher Corp., 4.75%		499	783,375

			$1,344,882

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Convertible Preferred Stocks - continued
Utilities - Electric Power - 0.1%
CenterPoint Energy, Inc., 7%	39,539	$1,572,466
Total Convertible Preferred Stocks (Identified Cost, $3,067,791)		$2,917,348

Investment Companies (h) - 3.3%
Money Market Funds - 3.3%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $53,851,645)	53,853,362	$53,853,362

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options - 0.0%
Market Index Securities - 0.0%
U.S. Treasury 10 yr - September 2022 @ $1.75 (Premiums Paid, $638,370)	Put	Merrill Lynch International	$73,800,000	$73,800,000	$961,122

Other Assets, Less Liabilities - (1.1)%					(18,938,301)
Net Assets - 100.0%					$1,650,744,931

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $53,853,362 and $1,615,829,870, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $48,310,923, representing 2.9% of net assets.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
MF1 CLO Ltd., 2020-FL3, “AS”, FLR, 2.998% (LIBOR - 1mo. + 2.85%), 7/15/2035	6/12/2020	$714,500	$719,836
% of Net assets			0.0%

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal
CLO	Collateralized Loan Obligation
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
ICE	Intercontinental Exchange
IEU	International Equity Unit
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (Offshore)
CNY	China Yuan Renminbi
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
ISK	Iceland Krona
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	Taiwan Dollar

Derivative Contracts at 10/31/20

Forward Foreign Currency Exchange Contracts

Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
CLP	270,046,000	USD	347,572	JPMorgan Chase Bank N.A.	1/28/2021	$1,662
CNH	177,197,000	USD	26,095,607	HSBC Bank	1/15/2021	221,697

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
GBP	499,000	USD	645,725	Goldman Sachs International	1/15/2021	$1,110
IDR	31,797,369,000	USD	2,138,788	JPMorgan Chase Bank N.A.	1/19/2021	19,426
IDR	31,797,369,000	USD	2,163,528	JPMorgan Chase Bank N.A.	11/02/2020	10,651
JPY	6,382,333,207	USD	60,549,425	Citibank N.A.	1/15/2021	481,190
JPY	106,995,000	USD	1,019,520	JPMorgan Chase Bank N.A.	1/15/2021	3,612
KRW	8,085,968,000	USD	6,866,163	Barclays Bank PLC	11/06/2020	259,759
KRW	56,712,000	USD	47,849	Citibank N.A.	11/06/2020	2,129
KRW	4,804,860,000	USD	4,051,657	JPMorgan Chase Bank N.A.	11/06/2020	182,722
MXN	143,282,160	USD	6,655,495	JPMorgan Chase Bank N.A.	1/15/2021	43,802
THB	64,903,750	USD	2,078,716	JPMorgan Chase Bank N.A.	11/23/2020	2,635
USD	13,778,284	AUD	19,231,729	Goldman Sachs International	1/15/2021	254,936
USD	678,616	AUD	947,437	JPMorgan Chase Bank N.A.	1/15/2021	12,398
USD	12,297	AUD	17,451	UBS AG	1/15/2021	26
USD	6,758,320	CAD	8,920,000	Barclays Bank PLC	1/15/2021	60,458
USD	2,724,415	CAD	3,626,081	Citibank N.A.	1/15/2021	1,658
USD	2,112,227	EUR	1,805,667	Citibank N.A.	1/15/2021	5,359
USD	794,586	EUR	669,538	JPMorgan Chase Bank N.A.	1/15/2021	13,363
USD	1,440,748	EUR	1,218,147	Merrill Lynch International	1/15/2021	19,401
USD	3,334,532	NOK	30,500,000	HSBC Bank	1/15/2021	140,313
USD	20,160,027	NZD	30,339,966	Citibank N.A.	1/15/2021	98,332
USD	266,928	RUB	20,464,000	JPMorgan Chase Bank N.A.	11/30/2020	10,038
USD	8,690,369	SEK	76,475,250	Brown Brothers Harriman	1/15/2021	87,205

						$1,933,882

Liability Derivatives
CAD	9,408,560	USD	7,166,253	JPMorgan Chase Bank N.A.	1/15/2021	$(101,541)
CHF	3,300,000	USD	3,634,473	Merrill Lynch International	1/15/2021	(26,802)
CZK	15,423,000	USD	665,571	Morgan Stanley Capital
				Services, Inc.	1/15/2021	(5,309)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
DKK	8,708,598	USD	1,377,778	JPMorgan Chase Bank N.A.	1/15/2021	$(12,685)
EUR	1,151,000	USD	1,355,660	Goldman Sachs International	1/15/2021	(12,662)
EUR	4,636,330	USD	5,438,350	JPMorgan Chase Bank N.A.	1/15/2021	(28,635)
EUR	617,504	USD	731,612	Merrill Lynch International	1/15/2021	(11,104)
EUR	103,444	USD	122,636	UBS AG	1/15/2021	(1,937)
IDR	31,797,369,000	USD	2,175,667	Goldman Sachs International	11/02/2020	(1,488)
ILS	2,402,000	USD	708,931	Merrill Lynch International	1/15/2021	(4,233)
NOK	94,746,856	USD	10,301,371	HSBC Bank	1/15/2021	(378,674)
NOK	35,091,000	USD	3,806,493	JPMorgan Chase Bank N.A.	1/15/2021	(131,465)
NZD	15,210,000	USD	10,199,700	Goldman Sachs International	1/15/2021	(142,391)
PLN	4,994,803	USD	1,301,941	State Street Bank Corp.	1/15/2021	(39,933)
RUB	100,875,000	USD	1,266,353	Goldman Sachs International	11/30/2020	(42)
SEK	87,500,000	USD	9,974,067	Brown Brothers Harriman	1/15/2021	(130,662)
SGD	1,900,000	USD	1,400,710	Goldman Sachs International	1/15/2021	(9,665)
USD	1,003,568	CNH	6,771,000	HSBC Bank	1/15/2021	(2,061)
USD	1,366,767	GBP	1,057,587	Brown Brothers Harriman	1/15/2021	(4,145)
USD	664,058	GBP	513,000	Citibank N.A.	1/15/2021	(925)
USD	2,362,429	GBP	1,823,618	HSBC Bank	1/15/2021	(1,461)
USD	7,509,163	GBP	5,800,959	JPMorgan Chase Bank N.A.	1/15/2021	(10,409)
USD	2,163,528	IDR	31,797,369,000	Goldman Sachs International	11/02/2020	(10,651)
USD	3,387,307	IDR	50,453,932,500	JPMorgan Chase Bank N.A.	1/19/2021	(37,204)
USD	2,156,485	IDR	31,797,369,000	JPMorgan Chase Bank N.A.	11/02/2020	(17,694)
USD	811,579	JPY	85,078,000	Citibank N.A.	1/15/2021	(1,974)
USD	946,443	JPY	99,548,610	HSBC Bank	1/15/2021	(5,483)
USD	2,822,752	KRW	3,232,615,500	JPMorgan Chase Bank N.A.	11/06/2020	(26,055)
USD	3,373,701	TWD	97,112,000	JPMorgan Chase Bank N.A.	12/28/2020	(22,199)

						$(1,179,489)

Portfolio of Investments – continued

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives

Interest Rate Futures
Euro-Buxl 30 yr	Long	EUR	1	$266,425	December - 2020	$720
U.S. Treasury Bond	Short	USD	41	7,071,219	December - 2020	165,794
U.S. Treasury Note 10 yr	Short	USD	56	7,740,250	December - 2020	66,569
U.S. Treasury Note 5 yr	Short	USD	531	66,694,429	December - 2020	172,397
U.S. Treasury Ultra Bond	Short	USD	32	6,880,000	December - 2020	171,749
U.S. Treasury Ultra Note 10 yr	Short	USD	195	30,669,844	December - 2020	295,937

						$873,166

Liability Derivatives

Interest Rate Futures
Euro-Bobl 5 yr	Short	EUR	284	$44,940,443	December - 2020	$(242,130)
Euro-Bund 10 yr	Short	EUR	150	30,772,965	December - 2020	(389,932)
Long Gilt 10 yr	Short	GBP	13	2,285,055	December - 2020	(10,148)
U.S. Treasury Note 2 yr	Long	USD	30	6,625,313	December - 2020	(1,747)

						$(643,957)

At October 31, 2020, the fund had liquid securities with an aggregate value of $2,507,081 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statement

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,348,289,764)	$1,615,829,870
Investments in affiliated issuers, at value (identified cost, $53,851,645)	53,853,362
Cash	191,064
Foreign currency, at value (identified cost, $48)	48
Receivables for
Forward foreign currency exchange contracts	1,933,882
Net daily variation margin on open futures contracts	197,773
Investments sold	3,609,709
TBA sale commitments	9,587,782
Fund shares sold	1,510,594
Interest and dividends	8,524,237
Total assets	$1,695,238,321

Liabilities
Payables for
Forward foreign currency exchange contracts	$1,179,489
Investments purchased	2,882,127
TBA purchase commitments	37,396,132
Fund shares reacquired	2,291,401
Payable to affiliates
Investment adviser	35,528
Administrative services fee	1,810
Shareholder servicing costs	402,005
Distribution and service fees	28,679
Payable for independent Trustees’ compensation	59
Deferred country tax expense payable	31,714
Accrued expenses and other liabilities	244,446
Total liabilities	$44,493,390
Net assets	$1,650,744,931

Net assets consist of
Paid-in capital	$1,302,440,059
Total distributable earnings (loss)	348,304,872
Net assets	$1,650,744,931
Shares of beneficial interest outstanding	92,614,741

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$698,351,754	39,008,003	$17.90
Class B	19,630,146	1,073,282	18.29
Class C	144,960,545	8,049,784	18.01
Class I	524,906,650	29,650,088	17.70
Class R1	2,395,555	133,816	17.90
Class R2	4,996,675	282,074	17.71
Class R3	19,798,587	1,109,419	17.85
Class R4	6,460,655	360,350	17.93
Class R6	229,244,364	12,947,925	17.71

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $18.99 [100 / 94.25 x $17.90]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$29,125,312
Interest	13,121,855
Dividends from affiliated issuers	331,485
Income on securities loaned	32,797
Other	14,822
Foreign taxes withheld	(2,179,263)
Total investment income	$40,447,008
Expenses
Management fee	$13,011,223
Distribution and service fees	3,926,781
Shareholder servicing costs	1,588,838
Administrative services fee	238,479
Independent Trustees’ compensation	30,760
Custodian fee	267,611
Shareholder communications	114,009
Audit and tax fees	83,178
Legal fees	15,026
Miscellaneous	248,923
Total expenses	$19,524,828
Fees paid indirectly	(20,098)
Reduction of expenses by investment adviser and distributor	(1,332,720)
Net expenses	$18,172,010
Net investment income (loss)	$22,274,998

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$110,732,277
Affiliated issuers	1,162
Written options	33,276
Futures contracts	(7,612,661)
Swap agreements	2,481,096
Forward foreign currency exchange contracts	(423,162)
Foreign currency	110,769
Net realized gain (loss)	$105,322,757
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $10,544 increase in deferred country tax)	$(117,172,616)
Affiliated issuers	(5,387)
Written options	(3,797)
Futures contracts	(2,785,011)
Swap agreements	(3,150)
Forward foreign currency exchange contracts	1,666,644
Translation of assets and liabilities in foreign currencies	169,709
Net unrealized gain (loss)	$(118,133,608)
Net realized and unrealized gain (loss)	$(12,810,851)
Change in net assets from operations	$9,464,147

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/20	10/31/19
Change in net assets

From operations
Net investment income (loss)	$22,274,998	$32,153,864
Net realized gain (loss)	105,322,757	47,760,692
Net unrealized gain (loss)	(118,133,608)	125,441,109
Change in net assets from operations	$9,464,147	$205,355,665
Total distributions to shareholders	$(78,502,749)	$(57,630,110)
Change in net assets from fund share transactions	$(115,521,196)	$(409,379,454)
Total change in net assets	$(184,559,798)	$(261,653,899)

Net assets
At beginning of period	1,835,304,729	2,096,958,628
At end of period	$1,650,744,931	$1,835,304,729

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$18.51	$17.02	$18.08	$16.42		$16.49

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.30	$0.27	$0.23	(c)	$0.26
Net realized and unrealized gain (loss)	(0.03)	1.70	(0.81)	1.70		0.40
Total from investment operations	$0.19	$2.00	$(0.54)	$1.93		$0.66

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.23)	$(0.28)	$(0.27)		$(0.11)
From net realized gain	(0.51)	(0.28)	(0.24)	—		(0.62)
Total distributions declared to shareholders	$(0.80)	$(0.51)	$(0.52)	$(0.27)		$(0.73)
Net asset value, end of period (x)	$17.90	$18.51	$17.02	$18.08		$16.42
Total return (%) (r)(s)(t)(x)	1.00	12.03	(3.12)	11.88	(c)	4.21

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.16	1.15	1.20	(c)	1.27
Expenses after expense reductions (f)	1.09	1.09	1.09	1.08	(c)	1.12
Net investment income (loss)	1.26	1.70	1.48	1.35	(c)	1.59
Portfolio turnover	89	65	52	41		36
Net assets at end of period (000 omitted)	$698,352	$754,092	$731,699	$781,298		$823,267

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$18.88	$17.34	$18.41	$16.73		$16.82

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.17	$0.13	$0.11	(c)	$0.14
Net realized and unrealized gain (loss)	(0.03)	1.73	(0.83)	1.74		0.40
Total from investment operations	$0.06	$1.90	$(0.70)	$1.85		$0.54

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.08)	$(0.13)	$(0.17)		$(0.01)
From net realized gain	(0.51)	(0.28)	(0.24)	—		(0.62)
Total distributions declared to shareholders	$(0.65)	$(0.36)	$(0.37)	$(0.17)		$(0.63)
Net asset value, end of period (x)	$18.29	$18.88	$17.34	$18.41		$16.73
Total return (%) (r)(s)(t)(x)	0.26	11.21	(3.90)	11.11	(c)	3.37

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.92	1.91	1.90	1.95	(c)	2.02
Expenses after expense reductions (f)	1.84	1.84	1.84	1.84	(c)	1.87
Net investment income (loss)	0.51	0.96	0.72	0.61	(c)	0.83
Portfolio turnover	89	65	52	41		36
Net assets at end of period (000 omitted)	$19,630	$28,393	$36,088	$48,598		$55,070

Class C	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$18.60	$17.10	$18.15	$16.51		$16.60

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.17	$0.13	$0.10	(c)	$0.14
Net realized and unrealized gain (loss)	(0.03)	1.70	(0.80)	1.71		0.40
Total from investment operations	$0.06	$1.87	$(0.67)	$1.81		$0.54

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.09)	$(0.14)	$(0.17)		$(0.01)
From net realized gain	(0.51)	(0.28)	(0.24)	—		(0.62)
Total distributions declared to shareholders	$(0.65)	$(0.37)	$(0.38)	$(0.17)		$(0.63)
Net asset value, end of period (x)	$18.01	$18.60	$17.10	$18.15		$16.51
Total return (%) (r)(s)(t)(x)	0.28	11.14	(3.81)	11.03	(c)	3.44

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.92	1.91	1.90	1.95	(c)	2.02
Expenses after expense reductions (f)	1.84	1.84	1.84	1.84	(c)	1.87
Net investment income (loss)	0.52	0.96	0.72	0.60	(c)	0.84
Portfolio turnover	89	65	52	41		36
Net assets at end of period (000 omitted)	$144,961	$211,090	$255,464	$337,099		$359,421

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$18.31	$16.85	$17.91	$16.26		$16.34

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.34	$0.31	$0.28	(c)	$0.31
Net realized and unrealized gain (loss)	(0.04)	1.67	(0.81)	1.69		0.38
Total from investment operations	$0.23	$2.01	$(0.50)	$1.97		$0.69

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.27)	$(0.32)	$(0.32)		$(0.15)
From net realized gain	(0.51)	(0.28)	(0.24)	—		(0.62)
Total distributions declared to shareholders	$(0.84)	$(0.55)	$(0.56)	$(0.32)		$(0.77)
Net asset value, end of period (x)	$17.70	$18.31	$16.85	$17.91		$16.26
Total return (%) (r)(s)(t)(x)	1.27	12.26	(2.90)	12.22	(c)	4.45

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.91	0.90	0.95	(c)	1.01
Expenses after expense reductions (f)	0.84	0.84	0.84	0.84	(c)	0.87
Net investment income (loss)	1.50	1.94	1.75	1.64	(c)	1.92
Portfolio turnover	89	65	52	41		36
Net assets at end of period (000 omitted)	$524,907	$569,767	$667,895	$585,360		$494,880

Class R1	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$18.51	$17.02	$18.08	$16.44		$16.54

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.17	$0.12	$0.10	(c)	$0.13
Net realized and unrealized gain (loss)	(0.03)	1.69	(0.80)	1.71		0.40
Total from investment operations	$0.06	$1.86	$(0.68)	$1.81		$0.53

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.09)	$(0.14)	$(0.17)		$(0.01)
From net realized gain	(0.51)	(0.28)	(0.24)	—		(0.62)
Total distributions declared to shareholders	$(0.67)	$(0.37)	$(0.38)	$(0.17)		$(0.63)
Net asset value, end of period (x)	$17.90	$18.51	$17.02	$18.08		$16.44
Total return (%) (r)(s)(t)(x)	0.23	11.18	(3.84)	11.09	(c)	3.39

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.92	1.91	1.90	1.95	(c)	2.02
Expenses after expense reductions (f)	1.84	1.84	1.84	1.84	(c)	1.87
Net investment income (loss)	0.51	0.96	0.65	0.59	(c)	0.81
Portfolio turnover	89	65	52	41		36
Net assets at end of period (000 omitted)	$2,396	$2,483	$2,352	$2,578		$2,875

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$18.31	$16.84	$17.89	$16.26		$16.35

Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.25	$0.22	$0.19	(c)	$0.23
Net realized and unrealized gain (loss)	(0.04)	1.68	(0.80)	1.68		0.38
Total from investment operations	$0.14	$1.93	$(0.58)	$1.87		$0.61

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.18)	$(0.23)	$(0.24)		$(0.08)
From net realized gain	(0.51)	(0.28)	(0.24)	—		(0.62)
Total distributions declared to shareholders	$(0.74)	$(0.46)	$(0.47)	$(0.24)		$(0.70)
Net asset value, end of period (x)	$17.71	$18.31	$16.84	$17.89		$16.26
Total return (%) (r)(s)(t)(x)	0.75	11.74	(3.37)	11.59	(c)	3.93

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.42	1.41	1.40	1.45	(c)	1.52
Expenses after expense reductions (f)	1.34	1.34	1.34	1.34	(c)	1.37
Net investment income (loss)	1.00	1.44	1.21	1.11	(c)	1.40
Portfolio turnover	89	65	52	41		36
Net assets at end of period (000 omitted)	$4,997	$11,286	$13,788	$21,141		$20,926

Class R3	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$18.45	$16.97	$18.03	$16.37		$16.44

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.30	$0.26	$0.23	(c)	$0.26
Net realized and unrealized gain (loss)	(0.02)	1.69	(0.80)	1.71		0.40
Total from investment operations	$0.20	$1.99	$(0.54)	$1.94		$0.66

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.23)	$(0.28)	$(0.28)		$(0.11)
From net realized gain	(0.51)	(0.28)	(0.24)	—		(0.62)
Total distributions declared to shareholders	$(0.80)	$(0.51)	$(0.52)	$(0.28)		$(0.73)
Net asset value, end of period (x)	$17.85	$18.45	$16.97	$18.03		$16.37
Total return (%) (r)(s)(t)(x)	1.05	12.01	(3.14)	11.94	(c)	4.23

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.16	1.15	1.20	(c)	1.27
Expenses after expense reductions (f)	1.09	1.09	1.09	1.09	(c)	1.12
Net investment income (loss)	1.25	1.69	1.47	1.35	(c)	1.62
Portfolio turnover	89	65	52	41		36
Net assets at end of period (000 omitted)	$19,799	$20,300	$18,795	$21,193		$15,157

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$18.54	$17.05	$18.11	$16.44		$16.51

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.34	$0.31	$0.27	(c)	$0.29
Net realized and unrealized gain (loss)	(0.04)	1.70	(0.81)	1.72		0.41
Total from investment operations	$0.23	$2.04	$(0.50)	$1.99		$0.70

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.27)	$(0.32)	$(0.32)		$(0.15)
From net realized gain	(0.51)	(0.28)	(0.24)	—		(0.62)
Total distributions declared to shareholders	$(0.84)	$(0.55)	$(0.56)	$(0.32)		$(0.77)
Net asset value, end of period (x)	$17.93	$18.54	$17.05	$18.11		$16.44
Total return (%) (r)(s)(t)(x)	1.25	12.30	(2.87)	12.20	(c)	4.45

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.91	0.90	0.95	(c)	1.02
Expenses after expense reductions (f)	0.84	0.84	0.84	0.84	(c)	0.87
Net investment income (loss)	1.51	1.95	1.71	1.59	(c)	1.79
Portfolio turnover	89	65	52	41		36
Net assets at end of period (000 omitted)	$6,461	$7,570	$7,514	$6,063		$7,629

Class R6	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$18.32	$16.85	$17.91	$16.26		$16.34

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.35	$0.33	$0.28	(c)	$0.31
Net realized and unrealized gain (loss)	(0.03)	1.69	(0.81)	1.70		0.40
Total from investment operations	$0.25	$2.04	$(0.48)	$1.98		$0.71

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.29)	$(0.34)	$(0.33)		$(0.17)
From net realized gain	(0.51)	(0.28)	(0.24)	—		(0.62)
Total distributions declared to shareholders	$(0.86)	$(0.57)	$(0.58)	$(0.33)		$(0.79)
Net asset value, end of period (x)	$17.71	$18.32	$16.85	$17.91		$16.26
Total return (%) (r)(s)(t)(x)	1.36	12.44	(2.82)	12.33	(c)	4.54

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.82	0.81	0.84	(c)	0.92
Expenses after expense reductions (f)	0.75	0.75	0.75	0.74	(c)	0.77
Net investment income (loss)	1.60	2.03	1.83	1.63	(c)	1.96
Portfolio turnover	89	65	52	41		36
Net assets at end of period (000 omitted)	$229,244	$230,324	$363,364	$347,795		$110,608

See Notes to Financial Statements

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Total Return Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that decreased the beginning of period cost of

Notes to Financial Statements – continued

investments and increased the unrealized appreciation on investments by offsetting amounts. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction

Notes to Financial Statements – continued

data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

Notes to Financial Statements – continued

the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$498,172,869	$—	$—	$498,172,869
Japan	—	83,496,762	—	83,496,762
Switzerland	70,728,330	—	—	70,728,330
United Kingdom	51,190,353	—	—	51,190,353
France	45,000,174	—	—	45,000,174
Canada	38,437,564	—	—	38,437,564
Germany	33,015,831	—	—	33,015,831
Netherlands	30,100,243	—	—	30,100,243
Taiwan	21,565,996	2,666,727	—	24,232,723
Other Countries	60,558,065	30,276,663	—	90,834,728
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	74,825,965	—	74,825,965
Non-U.S. Sovereign Debt	—	245,504,869	—	245,504,869
Municipal Bonds	—	8,245,676	—	8,245,676
U.S. Corporate Bonds	—	113,143,696	—	113,143,696
Residential Mortgage-Backed Securities	—	79,737,466	—	79,737,466
Commercial Mortgage-Backed Securities	—	2,310,590	—	2,310,590
Asset-Backed Securities (including CDOs)	—	6,607,894	—	6,607,894
Foreign Bonds	—	120,244,137	—	120,244,137
Mutual Funds	53,853,362	—	—	53,853,362
Total	$902,622,787	$767,060,445	$—	$1,669,683,232

Other Financial Instruments
Futures Contracts – Assets	$873,166	$—	$—	$873,166
Futures Contracts – Liabilities	(643,957)	—	—	(643,957)
Forward Foreign Currency Exchange Contracts – Assets	—	1,933,882	—	1,933,882
Forward Foreign Currency Exchange Contracts – Liabilities	—	(1,179,489)	—	(1,179,489)

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2020 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$873,166	$(643,957)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	1,933,882	(1,179,489)
Interest Rate	Purchased Interest Rate Options	961,122	—
Total		$3,768,170	$(1,823,446)

(a)

The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the fund’s Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$(7,612,661)	$—	$—	$—	$—
Foreign Exchange	—	—	(423,162)	—	—
Credit	—	2,481,096	—	(569,320)	33,276
Total	$(7,612,661)	$2,481,096	$(423,162)	$(569,320)	$33,276

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$(2,785,011)	$—	$—	$322,752	$—
Foreign Exchange	—	—	1,666,644	—	—
Credit	—	(3,150)	—	(5,889)	(3,797)
Total	$(2,785,011)	$(3,150)	$1,666,644	$316,863	$(3,797)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral

Notes to Financial Statements – continued

support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Written Options – In exchange for a premium, the fund wrote call options on securities for which it anticipated the price would decline and also wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge

Notes to Financial Statements – continued

against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive

Notes to Financial Statements – continued

from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.

For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation

Notes to Financial Statements – continued

payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related

Notes to Financial Statements – continued

securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized

Notes to Financial Statements – continued

gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.

The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.

To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the

Notes to Financial Statements – continued

MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2020, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, derivative transactions, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and partnership adjustments.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/20	Year ended 10/31/19
Ordinary income (including any short-term capital gains)	$28,550,130	$24,424,379
Long-term capital gains	49,952,619	33,205,731

Total distributions	$78,502,749	$57,630,110

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/20

Cost of investments	$1,427,760,190
Gross appreciation	296,877,167

Gross depreciation	(53,970,523)
Net unrealized appreciation (depreciation)	$242,906,644

Undistributed ordinary income	12,679,220
Undistributed long-term capital gain	92,028,337
Other temporary differences	690,671

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C shares to Class A shares, of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020, any Class C shares that have an original purchase date of December 31, 2012 or earlier will convert to Class A shares, of the same fund. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 10/31/20	Year ended 10/31/19
Class A	$31,986,644	$21,078,171
Class B	934,603	699,714
Class C	7,110,833	5,099,930
Class I	25,929,291	19,428,182
Class R1	89,659	50,294
Class R2	394,419	354,632
Class R3	881,022	548,357
Class R4	338,767	242,029
Class R6	10,837,511	10,128,801
Total	$78,502,749	$57,630,110

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $500 million	0.84%
In excess of $500 million and up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2020, this management fee reduction amounted to $186,998, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2020 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
1.09%	1.84%	1.84%	0.84%	1.84%	1.34%	1.09%	0.84%	0.78%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2022. For the year ended October 31, 2020, this reduction amounted to $1,130,389, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $89,327 for the year ended October 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,790,982
Class B	0.75%	0.25%	1.00%	1.00%	233,993
Class C	0.75%	0.25%	1.00%	1.00%	1,789,992
Class R1	0.75%	0.25%	1.00%	1.00%	24,241
Class R2	0.25%	0.25%	0.50%	0.50%	37,648
Class R3	—	0.25%	0.25%	0.25%	49,925
Total Distribution and Service Fees					$3,926,781

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2020, this rebate amounted to $13,584, $175, and $1,574 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2020, were as follows:

Amount
Class A	$7,937
Class B	22,728
Class C	7,185

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2020, the fee was $146,283, which equated to 0.0085% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,442,555.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily

Notes to Financial Statements – continued

net assets. The administrative services fee incurred for the year ended October 31, 2020 was equivalent to an annual effective rate of 0.0138% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $682,629 and $3,179,384, respectively. The sales transactions resulted in net realized gains (losses) of $188,915.

(4) Portfolio Securities

For the year ended October 31, 2020, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$450,684,892	$505,449,502
Non-U.S. Government securities	1,047,207,862	1,167,996,736

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/20		Year ended 10/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	4,464,127	$79,824,616	4,418,454	$77,613,898
Class B	6,252	115,884	61,768	1,087,926
Class C	481,533	8,740,188	773,331	13,424,163
Class I	6,500,510	113,328,499	6,200,550	107,048,409
Class R1	17,411	308,290	21,339	376,746
Class R2	76,072	1,343,414	168,665	2,884,793
Class R3	351,291	6,298,909	181,852	3,208,700
Class R4	67,166	1,208,555	83,825	1,460,247
Class R6	3,283,901	57,400,817	2,751,747	47,665,379
	15,248,263	$268,569,172	14,661,531	$254,770,261

Notes to Financial Statements – continued

	Year ended 10/31/20		Year ended 10/31/19

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	1,644,550	$29,777,127	1,174,588	$19,722,923
Class B	45,822	855,887	37,066	624,807
Class C	323,077	5,939,528	256,657	4,265,970
Class I	1,230,716	21,994,988	988,476	16,409,283
Class R1	4,910	89,659	3,026	50,294
Class R2	11,612	208,954	9,565	158,113
Class R3	48,816	881,022	32,748	548,357
Class R4	18,645	337,555	14,309	240,763
Class R6	533,493	9,522,107	573,344	9,443,019
	3,861,641	$69,606,827	3,089,779	$51,463,529

Shares reacquired
Class A	(7,839,615)	$(137,914,440)	(7,835,531)	$(137,164,202)
Class B	(482,677)	(8,650,815)	(675,535)	(12,113,743)
Class C	(4,102,276)	(73,060,903)	(4,624,280)	(81,529,601)
Class I	(9,191,794)	(156,851,341)	(15,717,569)	(268,962,652)
Class R1	(22,642)	(399,261)	(28,411)	(502,048)
Class R2	(421,912)	(7,406,840)	(380,487)	(6,559,776)
Class R3	(390,718)	(6,849,193)	(221,806)	(3,845,818)
Class R4	(133,837)	(2,402,478)	(130,489)	(2,278,846)
Class R6	(3,443,772)	(60,161,924)	(12,309,324)	(202,656,558)
	(26,029,243)	$(453,697,195)	(41,923,432)	$(715,613,244)

Net change
Class A	(1,730,938)	$(28,312,697)	(2,242,489)	$(39,827,381)
Class B	(430,603)	(7,679,044)	(576,701)	(10,401,010)
Class C	(3,297,666)	(58,381,187)	(3,594,292)	(63,839,468)
Class I	(1,460,568)	(21,527,854)	(8,528,543)	(145,504,960)
Class R1	(321)	(1,312)	(4,046)	(75,008)
Class R2	(334,228)	(5,854,472)	(202,257)	(3,516,870)
Class R3	9,389	330,738	(7,206)	(88,761)
Class R4	(48,026)	(856,368)	(32,355)	(577,836)
Class R6	373,622	6,761,000	(8,984,233)	(145,548,160)
	(6,919,339)	$(115,521,196)	(24,172,122)	$(409,379,454)

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at

Notes to Financial Statements – continued

a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2020, the fund’s commitment fee and interest expense were $8,585 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$35,723,511	$444,868,021	$426,733,945	$1,162	$(5,387)	$53,853,362

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$331,485	$—
(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Global Total Return Fund and the Board of Trustees of

MFS Series Trust VI

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Global Total Return Fund (the “Fund”) (one of the funds constituting MFS Series Trust VI (the “Trust”)), including the portfolio of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VI) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

December 16, 2020

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k)* (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

*	As of December 31, 2020, Mrs. Stelmach will retire as Trustee.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Nevin Chitkara Pilar Gomez-Bravo Steven Gorham Andy Li Vipin Narula Henry Peabody Robert Persons Jonathan Sage Robert Spector Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Global Total Return Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as

Board Review of Investment Advisory Agreement – continued

compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the ten-, five-, three- and one-year periods ended December 31, 2019.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2019, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s five-year performance as compared to its Broadridge performance universe improved for the period ended December 31, 2019, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million, $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including

Board Review of Investment Advisory Agreement – continued

the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $61,972,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 36.42% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation §1.163(j)-1(b).

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

October 31, 2020

MFS® Utilities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MMU-ANN

MFS® Utilities Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year, though optimism over the development of vaccines and therapeutics later brightened the economic and market outlook. However, a great deal of uncertainty remains as case counts in the United States and Europe remain very high and it is still unclear when a vaccine will become widely available. In the United States, political uncertainty eased after former Vice President Joe Biden was projected the winner of the presidential election, though whether his party also gains control of Congress will not be known until two Senate runoff elections in Georgia in early January.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the U.S. some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

December 16, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
NextEra Energy, Inc.	8.3%
EDP Renovaveis S.A.	5.5%
Southern Co.	5.2%
Duke Energy Corp.	5.0%
Exelon Corp.	4.9%
Dominion Energy, Inc.	4.6%
Edison International	2.9%
Enel S.p.A	2.9%
DTE Energy Co.	2.7%
Sempra Energy	2.6%

Top five industries
Utilities – Electric Power	76.5%
Natural Gas – Distribution	7.0%
Telecommunications – Wireless	6.6%
Natural Gas – Pipeline	4.4%
Cable TV	2.4%

Issuer country weightings (x)
United States	70.7%
Portugal	7.3%
Spain	4.3%
United Kingdom	3.9%
Canada	3.6%
Italy	2.9%
Germany	1.6%
Japan	0.8%
Thailand	0.8%
Other Countries	4.1%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of October 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2020, Class A shares of the MFS Utilities Fund (fund) provided a total return of –1.70%, at net asset value. This compares with a return of 9.71% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 0.59% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index.

Market Environment

Markets experienced an extraordinarily sharp selloff and, in many cases, an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for a longer period. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have, in many cases, halted share repurchases and cut dividends, while some firms have been forced to recapitalize.

Detractors from Performance

Relative to the Standard & Poor’s 500 Utilities Index, the fund’s out-of-benchmark exposure to the natural gas pipline industry held back performance, led by the fund’s

3

Management Review – continued

positions in oil and natural gas pipelines operator Plains All American Pipeline (b), natural gas and petrochemical products manufacturer Enterprise Products Partners (b), natural gas services provider Cheniere Energy (b) and natural gas gatherer Equitrans Midstream (b). The stock price of Plains All American Pipeline declined during the reporting period after the company posted mixed financial results with lower-than-expected earnings.

Elsewhere, an underweight position in electricity provider NextEra Energy weighed on relative returns. The share price of NextEra rose due to strength in the company’s renewables segment. NextEra’s dominant renewable position shined as backlog growth remained very strong, despite COVID-19 headwinds and increased industry competition. Holdings of electricity provider Vistra Energy (b) and television, internet and telephone services provider NOS SGPS (b) (Portugal) also held back relative returns. Not owning shares of strong-performing water services provider American Water Works, power & natural gas distributor Xcel Energy and electricity and natural gas distributor WEC Energy Group further weighed on relative results.

Contributors to Performance

Security selection within the electric power industry contributed to relative performance. Here, the fund’s out-of-benchmark allocation to shares of renewable energy company EDP Renovaveis (b) (Portugal), electric utility company Iberdrola (b) (Spain), electricity and gas company RWE (b) (Germany) and Portuguese integrated utility company Edp-Energias De Portugal (b) (Portugal) aided relative returns. The share price of EDP Renovaveis appeared to have increased due to growing investor appreciation for the company’s strong position in renewable energy development. Avoiding shares of poor-performing energy products and services supplier Consolidated Edison and utility company PPL also strengthened relative results. Additionally, the fund’s underweight position in diversified energy company DTE Energy supported relative performance. The stock price of DTE Energy declined as the macroeconomic environment weakened during the period, which was a headwind to the company’s non-utility midstream operations, comprised of natural gas storage and pipelines.

Elsewhere, the fund’s holdings of telecommunications services provider Cellnex Telecom (b) (Spain) and cable services provider Charter Communications (b) further aided relative returns.

The timing of the fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity.

Respectfully,

Portfolio Manager(s)

Claud Davis and J. Scott Walker

(b)	Security is not a benchmark constituent.

4

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 10/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 10/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/14/92	(1.70)%	7.82%	8.39%	N/A
B	9/07/93	(2.45)%	7.01%	7.58%	N/A
C	1/03/94	(2.45)%	7.01%	7.58%	N/A
I	1/02/97	(1.49)%	8.08%	8.66%	N/A
R1	4/01/05	(2.48)%	7.01%	7.57%	N/A
R2	10/31/03	(1.96)%	7.54%	8.12%	N/A
R3	4/01/05	(1.71)%	7.81%	8.39%	N/A
R4	4/01/05	(1.46)%	8.09%	8.66%	N/A
R6	6/01/12	(1.36)%	8.19%	N/A	9.23%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		9.71%	11.71%	13.01%	N/A
Standard & Poor’s 500 Utilities Index (f)		0.59%	11.18%	11.10%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(7.35)%	6.55%	7.75%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(6.13)%	6.70%	7.58%	N/A
C With CDSC (1% for 12 months) (v)		(3.37)%	7.01%	7.58%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index (g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index (g) – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

(g)

“Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC

7

Performance Summary – continued

and sublicensed for certain purposed by Massachusetts Financial Services Company. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by Massachusetts Financial Services Company. Massachusetts Financial Services Company’s product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2020 through October 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/20	Ending Account Value 10/31/20	Expenses Paid During Period (p) 5/01/20-10/31/20
A	Actual	1.00%	$1,000.00	$1,099.42	$5.28
	Hypothetical (h)	1.00%	$1,000.00	$1,020.11	$5.08
B	Actual	1.75%	$1,000.00	$1,094.88	$9.22
	Hypothetical (h)	1.75%	$1,000.00	$1,016.34	$8.87
C	Actual	1.75%	$1,000.00	$1,094.80	$9.21
	Hypothetical (h)	1.75%	$1,000.00	$1,016.34	$8.87
I	Actual	0.75%	$1,000.00	$1,100.34	$3.96
	Hypothetical (h)	0.75%	$1,000.00	$1,021.37	$3.81
R1	Actual	1.75%	$1,000.00	$1,094.69	$9.21
	Hypothetical (h)	1.75%	$1,000.00	$1,016.34	$8.87
R2	Actual	1.25%	$1,000.00	$1,097.80	$6.59
	Hypothetical (h)	1.25%	$1,000.00	$1,018.85	$6.34
R3	Actual	1.00%	$1,000.00	$1,098.94	$5.28
	Hypothetical (h)	1.00%	$1,000.00	$1,020.11	$5.08
R4	Actual	0.75%	$1,000.00	$1,100.69	$3.96
	Hypothetical (h)	0.75%	$1,000.00	$1,021.37	$3.81
R6	Actual	0.66%	$1,000.00	$1,101.39	$3.49
	Hypothetical (h)	0.66%	$1,000.00	$1,021.82	$3.35

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

10/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 95.9%
Cable TV - 2.4%
Charter Communications, Inc., “A” (a)	92,664	$55,952,376
NOS, SGPS S.A.	5,204,289	17,868,345

		$73,820,721
Natural Gas - Distribution - 5.9%
Atmos Energy Corp.	472,366	$43,301,791
China Resources Gas Group Ltd.	5,152,000	22,329,210
NiSource, Inc.	681,005	15,642,685
Sempra Energy	635,294	79,640,456
UGI Corp.	483,008	15,620,479

		$176,534,621
Natural Gas - Pipeline - 4.4%
Cheniere Energy, Inc. (a)	656,261	$31,415,214
Enterprise Products Partners LP	3,360,608	55,685,275
Equitrans Midstream Corp.	1,581,917	11,484,717
Magellan Midstream Partners LP	400,583	14,236,720
Plains All American Pipeline LP	2,944,104	18,400,650

		$131,222,576
Telecommunications - Wireless - 6.6%
Advanced Info Service Public Co. Ltd.	4,285,500	$23,718,576
Cellnex Telecom S.A.	879,372	56,451,733
KDDI Corp.	935,300	25,047,802
Mobile TeleSystems PJSC, ADR	1,518,311	11,873,192
Rogers Communications, Inc.	670,283	27,227,889
SBA Communications Corp., REIT	94,274	27,374,341
T-Mobile USA, Inc. (a)	253,795	27,808,318

		$199,501,851
Telephone Services - 2.3%
Hellenic Telecommunications Organization S.A.	1,213,355	$16,137,989
Tele2 AB, “B”	608,352	7,216,079
Telesites S.A.B. de C.V. (a)	15,966,304	14,738,242
TELUS Corp.	1,786,338	30,543,256

		$68,635,566
Utilities - Electric Power - 74.3%
AES Corp.	2,798,153	$54,563,984
ALLETE, Inc.	309,947	15,987,066

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - continued
Alliant Energy Corp.	699,438	$38,664,933
AltaGas Ltd.	1,341,870	17,011,322
American Electric Power Co., Inc.	647,441	58,224,369
CenterPoint Energy, Inc. (a)	1,783,557	37,686,559
CLP Holdings Ltd.	1,891,500	17,396,188
Dominion Energy, Inc.	1,724,020	138,507,767
DTE Energy Co.	668,351	82,487,881
Duke Energy Corp.	1,636,089	150,700,158
E.ON SE	651,094	6,788,272
Edison International	1,568,958	87,924,406
EDP Renovaveis S.A.	8,691,164	165,193,720
Electricite de France S.A.	1,304,376	15,142,803
Emera, Inc. (l)	857,945	34,226,358
Enel S.p.A.	10,939,141	87,067,010
Energias de Portugal S.A.	7,223,928	35,605,288
Entergy Corp.	284,318	28,778,668
Equatorial Energia S.A.	2,946,100	10,232,883
Evergy, Inc.	949,981	52,438,951
Exelon Corp.	3,694,140	147,359,245
FirstEnergy Corp.	1,864,158	55,402,776
Iberdrola S.A.	6,310,314	74,411,736
National Grid PLC	4,846,674	57,702,780
Neoenergia S.A.	2,335,900	7,079,410
NextEra Energy Partners LP	252,169	15,836,213
NextEra Energy, Inc.	3,433,820	251,389,962
PG&E Corp. (a)	6,929,677	66,247,712
Pinnacle West Capital Corp.	411,304	33,550,067
Portland General Electric Co.	367,130	14,428,209
Public Service Enterprise Group, Inc.	992,035	57,686,835
RWE AG	1,133,811	41,978,472
Southern Co.	2,725,645	156,588,305
SSE PLC	3,656,147	59,443,557
Vistra Corp.	3,814,652	66,260,505

		$2,239,994,370
Total Common Stocks (Identified Cost, $2,333,672,695)		$2,889,709,705

Convertible Preferred Stocks - 3.3%
Natural Gas - Distribution - 1.2%
Sempra Energy, 6%	172,694	$17,668,323
Sempra Energy, 6.75%	173,133	17,675,148

		$35,343,471

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Convertible Preferred Stocks - continued
Utilities - Electric Power - 2.1%
CenterPoint Energy, Inc., 7% (z)	1,190,635	$47,351,554
DTE Energy Co., 6.25%	175,400	8,345,532
NextEra Energy, Inc., 5.278%	175,500	8,678,475

		$64,375,561
Total Convertible Preferred Stocks (Identified Cost, $96,794,358)		$99,719,032

Investment Companies (h) - 0.5%
Money Market Funds - 0.5%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $14,784,441)	14,784,441	$14,784,441

Collateral for Securities Loaned - 0.6%
JPMorgan U.S. Government Money Market Fund, 0.04% (j) (Identified Cost, $18,618,000)	18,618,000	$18,618,000

Other Assets, Less Liabilities - (0.3)%		(9,445,279)
Net Assets - 100.0%		$3,013,385,899

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $14,784,441 and $3,008,046,737, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
CenterPoint Energy, Inc., 7%	9/26/2018-5/14/2020	$47,343,246	$47,351,554
% of Net assets			1.6%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

13

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
SEK	Swedish Krona

Derivative Contracts at 10/31/20

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	6,273,859	CAD	8,283,000	Citibank N.A.	1/15/2021	$54,309
USD	71,294,884	CAD	93,586,513	HSBC Bank	1/15/2021	1,022,517
USD	36,045,868	EUR	30,529,000	BNP Paribas S.A.	1/15/2021	424,346
USD	478,020	EUR	403,399	Citibank N.A.	1/15/2021	7,330
USD	180,647,602	EUR	152,639,092	HSBC Bank	1/15/2021	2,546,885
USD	104,883,904	EUR	88,540,408	HSBC Bank	12/21/2020	1,640,830
USD	41,141,807	EUR	34,695,401	JPMorgan Chase Bank N.A.	1/15/2021	658,889
USD	4,415,775	GBP	3,395,000	Citibank N.A.	1/15/2021	14,959
USD	5,245,310	SEK	46,158,724	Brown Brothers Harriman	1/15/2021	52,635

						$6,422,700

Liability Derivatives
CAD	58,729	USD	44,517	BNP Paribas S.A.	1/15/2021	$(419)
CAD	247,217	USD	187,467	Citibank N.A.	1/15/2021	(1,837)
CAD	226,976	USD	172,182	HSBC Bank	1/15/2021	(1,749)
CAD	140,664	USD	106,627	Merrill Lynch International	1/15/2021	(1,004)
CAD	1,329,838	USD	1,014,767	State Street Bank Corp.	1/15/2021	(16,217)
EUR	1,272,512	USD	1,498,289	Citibank N.A.	1/15/2021	(13,511)
EUR	325,270	USD	382,560	Morgan Stanley Capital Services, Inc.	1/15/2021	(3,031)
EUR	1,714,746	USD	2,020,025	UBS AG	1/15/2021	(19,243)
GBP	422,884	USD	551,069	Goldman Sachs International	1/15/2021	(2,899)
SEK	443,596	USD	50,501	State Street Bank Corp.	1/15/2021	(599)
USD	73,548,646	GBP	56,801,296	Goldman Sachs International	1/15/2021	(80,811)

						$(141,320)

At October 31, 2020, the fund had cash collateral of $450,000 to cover any collateral for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $17,060,655 of securities on loan (identified cost, $2,449,085,053)	$3,008,046,737
Investments in affiliated issuers, at value (identified cost, $14,784,441)	14,784,441
Cash	104,583
Restricted cash for
Forward foreign currency exchange contracts	450,000
Receivables for
Forward foreign currency exchange contracts	6,422,700
Fund shares sold	1,107,449
Interest and dividends	6,400,038
Other assets	42
Total assets	$3,037,315,990

Liabilities
Payables for
Distributions	$337,784
Forward foreign currency exchange contracts	141,320
Fund shares reacquired	3,343,282
Collateral for securities loaned, at value	18,618,000
Payable to affiliates
Investment adviser	145,715
Administrative services fee	3,227
Shareholder servicing costs	830,084
Distribution and service fees	66,259
Payable for independent Trustees’ compensation	144
Deferred country tax expense payable	152,162
Accrued expenses and other liabilities	292,114
Total liabilities	$23,930,091
Net assets	$3,013,385,899

Net assets consist of
Paid-in capital	$2,312,971,313
Total distributable earnings (loss)	700,414,586
Net assets	$3,013,385,899
Shares of beneficial interest outstanding	139,136,825

15

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,744,514,648	80,581,336	$21.65
Class B	63,594,345	2,953,336	21.53
Class C	230,614,354	10,710,551	21.53
Class I	626,500,118	28,811,932	21.74
Class R1	5,170,940	240,795	21.47
Class R2	41,020,057	1,900,682	21.58
Class R3	201,508,588	9,314,909	21.63
Class R4	24,920,454	1,149,973	21.67
Class R6	75,542,395	3,473,311	21.75

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $22.97 [100 / 94.25 x $21.65]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$114,449,643
Other	248,568
Dividends from affiliated issuers	239,582
Income on securities loaned	90,806
Foreign taxes withheld	(3,453,024)
Total investment income	$111,575,575
Expenses
Management fee	$19,041,168
Distribution and service fees	9,080,346
Shareholder servicing costs	3,541,274
Administrative services fee	432,125
Independent Trustees’ compensation	39,975
Custodian fee	399,971
Shareholder communications	154,906
Audit and tax fees	65,423
Legal fees	26,704
Miscellaneous	257,277
Total expenses	$33,039,169
Fees paid indirectly	(89,422)
Reduction of expenses by investment adviser and distributor	(397,886)
Net expenses	$32,551,861
Net investment income (loss)	$79,023,714

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $143,010 country tax)	$118,133,679
Affiliated issuers	6,862
Forward foreign currency exchange contracts	(18,756,968)
Foreign currency	(612,473)
Net realized gain (loss)	$98,771,100
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $1,294,444 decrease in deferred country tax)	$(283,620,879)
Affiliated issuers	(7,235)
Forward foreign currency exchange contracts	18,267,325
Translation of assets and liabilities in foreign currencies	72,247
Net unrealized gain (loss)	$(265,288,542)
Net realized and unrealized gain (loss)	$(166,517,442)
Change in net assets from operations	$(87,493,728)

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/20	10/31/19
Change in net assets

From operations
Net investment income (loss)	$79,023,714	$80,244,035
Net realized gain (loss)	98,771,100	177,822,561
Net unrealized gain (loss)	(265,288,542)	386,561,950
Change in net assets from operations	$(87,493,728)	$644,628,546
Total distributions to shareholders	$(225,254,336)	$(123,392,257)
Change in net assets from fund share transactions	$(286,299,366)	$(46,064,734)
Total change in net assets	$(599,047,430)	$475,171,555

Net assets
At beginning of period	3,612,433,329	3,137,261,774
At end of period	$3,013,385,899	$3,612,433,329

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$23.54	$20.08	$20.46	$18.49		$19.25

Income (loss) from investment operations
Net investment income (loss) (d)	$0.54	$0.55	$0.55	$0.51	(c)	$0.70
Net realized and unrealized gain (loss)	(0.93)	3.73	(0.35)	2.15		0.07
Total from investment operations	$(0.39)	$4.28	$0.20	$2.66		$0.77

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.49)	$(0.50)	$(0.69)		$(0.46)
From net realized gain	(1.19)	(0.33)	(0.08)	—		(1.07)
Total distributions declared to shareholders	$(1.50)	$(0.82)	$(0.58)	$(0.69)		$(1.53)
Net asset value, end of period (x)	$21.65	$23.54	$20.08	$20.46		$18.49
Total return (%) (r)(s)(t)(x)	(1.70)	21.94	0.98	14.73	(c)	4.91

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.00	1.00	1.01	(c)	1.00
Expenses after expense reductions (f)	0.99	0.99	0.99	1.01	(c)	0.99
Net investment income (loss)	2.51	2.51	2.70	2.64	(c)	3.85
Portfolio turnover	30	30	23	24		27
Net assets at end of period (000 omitted)	$1,744,515	$1,956,524	$1,706,956	$1,951,500		$2,431,147

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$23.42	$19.98	$20.36	$18.40		$19.16

Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.38	$0.39	$0.36	(c)	$0.55
Net realized and unrealized gain (loss)	(0.93)	3.72	(0.35)	2.14		0.08
Total from investment operations	$(0.55)	$4.10	$0.04	$2.50		$0.63

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.33)	$(0.34)	$(0.54)		$(0.32)
From net realized gain	(1.19)	(0.33)	(0.08)	—		(1.07)
Total distributions declared to shareholders	$(1.34)	$(0.66)	$(0.42)	$(0.54)		$(1.39)
Net asset value, end of period (x)	$21.53	$23.42	$19.98	$20.36		$18.40
Total return (%) (r)(s)(t)(x)	(2.45)	21.02	0.22	13.87	(c)	4.15

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.75	1.75	1.76	(c)	1.75
Expenses after expense reductions (f)	1.74	1.74	1.74	1.76	(c)	1.75
Net investment income (loss)	1.75	1.76	1.94	1.89	(c)	3.05
Portfolio turnover	30	30	23	24		27
Net assets at end of period (000 omitted)	$63,594	$99,924	$113,779	$156,814		$198,512

Class C	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$23.42	$19.98	$20.36	$18.40		$19.16

Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.38	$0.38	$0.36	(c)	$0.56
Net realized and unrealized gain (loss)	(0.93)	3.72	(0.34)	2.14		0.07
Total from investment operations	$(0.55)	$4.10	$0.04	$2.50		$0.63

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.33)	$(0.34)	$(0.54)		$(0.32)
From net realized gain	(1.19)	(0.33)	(0.08)	—		(1.07)
Total distributions declared to shareholders	$(1.34)	$(0.66)	$(0.42)	$(0.54)		$(1.39)
Net asset value, end of period (x)	$21.53	$23.42	$19.98	$20.36		$18.40
Total return (%) (r)(s)(t)(x)	(2.45)	21.02	0.21	13.87	(c)	4.15

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.75	1.75	1.76	(c)	1.75
Expenses after expense reductions (f)	1.74	1.74	1.74	1.76	(c)	1.75
Net investment income (loss)	1.76	1.75	1.91	1.90	(c)	3.09
Portfolio turnover	30	30	23	24		27
Net assets at end of period (000 omitted)	$230,614	$370,036	$424,769	$640,795		$757,086

See Notes to Financial Statements

20

Financial Highlights – continued

Class I	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$23.64	$20.16	$20.54	$18.56		$19.31

Income (loss) from investment operations
Net investment income (loss) (d)	$0.60	$0.60	$0.60	$0.56	(c)	$0.76
Net realized and unrealized gain (loss)	(0.94)	3.76	(0.35)	2.16		0.06
Total from investment operations	$(0.34)	$4.36	$0.25	$2.72		$0.82

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.55)	$(0.55)	$(0.74)		$(0.50)
From net realized gain	(1.19)	(0.33)	(0.08)	—		(1.07)
Total distributions declared to shareholders	$(1.56)	$(0.88)	$(0.63)	$(0.74)		$(1.57)
Net asset value, end of period (x)	$21.74	$23.64	$20.16	$20.54		$18.56
Total return (%) (r)(s)(t)(x)	(1.49)	22.26	1.22	15.02	(c)	5.20

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.75	0.75	0.76	(c)	0.75
Expenses after expense reductions (f)	0.74	0.74	0.74	0.76	(c)	0.75
Net investment income (loss)	2.76	2.77	2.93	2.86	(c)	4.18
Portfolio turnover	30	30	23	24		27
Net assets at end of period (000 omitted)	$626,500	$698,558	$587,221	$682,272		$508,566

Class R1	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$23.37	$19.94	$20.32	$18.37		$19.13

Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.38	$0.39	$0.36	(c)	$0.56
Net realized and unrealized gain (loss)	(0.92)	3.71	(0.34)	2.13		0.08
Total from investment operations	$(0.55)	$4.09	$0.05	$2.49		$0.64

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.33)	$(0.35)	$(0.54)		$(0.33)
From net realized gain	(1.19)	(0.33)	(0.08)	—		(1.07)
Total distributions declared to shareholders	$(1.35)	$(0.66)	$(0.43)	$(0.54)		$(1.40)
Net asset value, end of period (x)	$21.47	$23.37	$19.94	$20.32		$18.37
Total return (%) (r)(s)(t)(x)	(2.48)	21.03	0.23	13.84	(c)	4.17

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.75	1.75	1.76	(c)	1.75
Expenses after expense reductions (f)	1.74	1.74	1.74	1.76	(c)	1.75
Net investment income (loss)	1.75	1.77	1.93	1.90	(c)	3.14
Portfolio turnover	30	30	23	24		27
Net assets at end of period (000 omitted)	$5,171	$6,561	$6,453	$7,623		$10,305

See Notes to Financial Statements

21

Financial Highlights – continued

Class R2	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$23.47	$20.03	$20.40	$18.44		$19.20

Income (loss) from investment operations
Net investment income (loss) (d)	$0.48	$0.49	$0.50	$0.46	(c)	$0.65
Net realized and unrealized gain (loss)	(0.92)	3.72	(0.35)	2.14		0.07
Total from investment operations	$(0.44)	$4.21	$0.15	$2.60		$0.72

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.44)	$(0.44)	$(0.64)		$(0.41)
From net realized gain	(1.19)	(0.33)	(0.08)	—		(1.07)
Total distributions declared to shareholders	$(1.45)	$(0.77)	$(0.52)	$(0.64)		$(1.48)
Net asset value, end of period (x)	$21.58	$23.47	$20.03	$20.40		$18.44
Total return (%) (r)(s)(t)(x)	(1.96)	21.59	0.77	14.42	(c)	4.66

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.25	1.25	1.26	(c)	1.25
Expenses after expense reductions (f)	1.24	1.24	1.24	1.26	(c)	1.25
Net investment income (loss)	2.26	2.26	2.46	2.39	(c)	3.61
Portfolio turnover	30	30	23	24		27
Net assets at end of period (000 omitted)	$41,020	$59,224	$57,733	$78,248		$92,123

Class R3	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$23.52	$20.07	$20.45	$18.48		$19.24

Income (loss) from investment operations
Net investment income (loss) (d)	$0.54	$0.57	$0.55	$0.51	(c)	$0.71
Net realized and unrealized gain (loss)	(0.93)	3.71	(0.35)	2.15		0.06
Total from investment operations	$(0.39)	$4.28	$0.20	$2.66		$0.77

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.50)	$(0.50)	$(0.69)		$(0.46)
From net realized gain	(1.19)	(0.33)	(0.08)	—		(1.07)
Total distributions declared to shareholders	$(1.50)	$(0.83)	$(0.58)	$(0.69)		$(1.53)
Net asset value, end of period (x)	$21.63	$23.52	$20.07	$20.45		$18.48
Total return (%) (r)(s)(t)(x)	(1.71)	21.92	0.97	14.74	(c)	4.91

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.00	1.00	1.01	(c)	0.99
Expenses after expense reductions (f)	0.99	0.99	0.99	1.01	(c)	0.99
Net investment income (loss)	2.51	2.63	2.71	2.64	(c)	3.91
Portfolio turnover	30	30	23	24		27
Net assets at end of period (000 omitted)	$201,509	$279,639	$72,490	$99,454		$128,051

See Notes to Financial Statements

22

Financial Highlights – continued

Class R4	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$23.56	$20.10	$20.48	$18.51		$19.26

Income (loss) from investment operations
Net investment income (loss) (d)	$0.60	$0.60	$0.61	$0.56	(c)	$0.74
Net realized and unrealized gain (loss)	(0.93)	3.74	(0.36)	2.15		0.08
Total from investment operations	$(0.33)	$4.34	$0.25	$2.71		$0.82

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.55)	$(0.55)	$(0.74)		$(0.50)
From net realized gain	(1.19)	(0.33)	(0.08)	—		(1.07)
Total distributions declared to shareholders	$(1.56)	$(0.88)	$(0.63)	$(0.74)		$(1.57)
Net asset value, end of period (x)	$21.67	$23.56	$20.10	$20.48		$18.51
Total return (%) (r)(s)(t)(x)	(1.46)	22.22	1.22	15.01	(c)	5.21

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.75	0.75	0.76	(c)	0.74
Expenses after expense reductions (f)	0.74	0.74	0.74	0.76	(c)	0.74
Net investment income (loss)	2.76	2.76	3.01	2.89	(c)	4.11
Portfolio turnover	30	30	23	24		27
Net assets at end of period (000 omitted)	$24,920	$49,530	$48,109	$79,612		$89,124

Class R6	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$23.64	$20.17	$20.54	$18.56		$19.31

Income (loss) from investment operations
Net investment income (loss) (d)	$0.61	$0.61	$0.61	$0.57	(c)	$0.78
Net realized and unrealized gain (loss)	(0.92)	3.76	(0.34)	2.17		0.06
Total from investment operations	$(0.31)	$4.37	$0.27	$2.74		$0.84

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.57)	$(0.56)	$(0.76)		$(0.52)
From net realized gain	(1.19)	(0.33)	(0.08)	—		(1.07)
Total distributions declared to shareholders	$(1.58)	$(0.90)	$(0.64)	$(0.76)		$(1.59)
Net asset value, end of period (x)	$21.75	$23.64	$20.17	$20.54		$18.56
Total return (%) (r)(s)(t)(x)	(1.36)	22.29	1.36	15.13	(c)	5.30

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.66	0.66	0.66	0.66	(c)	0.65
Expenses after expense reductions (f)	0.65	0.65	0.65	0.66	(c)	0.65
Net investment income (loss)	2.84	2.84	3.02	2.93	(c)	4.31
Portfolio turnover	30	30	23	24		27
Net assets at end of period (000 omitted)	$75,542	$92,437	$119,752	$136,631		$92,898

See Notes to Financial Statements

23

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Utilities Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. The value of stocks in the utilities sector can be very volatile due to supply and/or demand for services or fuel, financing costs, conservation efforts, the negative impact of regulation, and other factors. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across

25

Notes to Financial Statements – continued

transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and

26

Notes to Financial Statements – continued

investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,069,310,066	$37,686,559	$—	$2,106,996,625
Portugal	218,667,353	—	—	218,667,353
Spain	130,863,469	—	—	130,863,469
United Kingdom	117,146,337	—	—	117,146,337
Canada	109,008,825	—	—	109,008,825
Italy	87,067,010	—	—	87,067,010
Germany	48,766,744	—	—	48,766,744
Japan	—	25,047,802	—	25,047,802
Thailand	—	23,718,576	—	23,718,576
Other Countries	122,145,996	—	—	122,145,996
Mutual Funds	33,402,441	—	—	33,402,441
Total	$2,936,378,241	$86,452,937	$—	$3,022,831,178

Other Financial Instruments

Forward Foreign Currency Exchange Contracts – Assets	$—	$6,422,700	$—	$6,422,700
Forward Foreign Currency Exchange Contracts – Liabilities	—	(141,320)	—	(141,320)

For further information regarding security characteristics, see the Portfolio of Investments.

27

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2020 as reported in the Statement of Assets and Liabilities:

		Fair Value

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$6,422,700	$(141,320)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2020 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$(18,756,968)

28

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2020 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$18,267,325

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive

29

Notes to Financial Statements – continued

from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $17,060,655. The fair value of the fund’s investment securities on loan and a related liability of $18,618,000 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is

30

Notes to Financial Statements – continued

carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2020, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

31

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals, partnership adjustments, certain preferred stock treated as debt for tax purposes, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/20	Year ended 10/31/19
Ordinary income (including any short-term capital gains)	$48,830,086	$72,453,572
Long-term capital gains	176,424,250	50,938,685

Total distributions	$225,254,336	$123,392,257

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/20

Cost of investments	$2,388,617,645
Gross appreciation	800,201,999

Gross depreciation	(159,707,086)
Net unrealized appreciation (depreciation)	$640,494,913

Undistributed long-term capital gain	125,903,326
Other temporary differences	(65,983,653)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C shares to Class A shares, of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020, any Class C shares that have an original purchase date of December 31, 2012 or earlier

32

Notes to Financial Statements – continued

will convert to Class A shares, of the same fund. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 10/31/20	Year ended 10/31/19
Class A	$124,296,158	$68,888,762
Class B	5,340,809	3,478,223
Class C	20,315,084	13,183,028
Class I	45,518,799	25,710,076
Class R1	377,701	208,534
Class R2	3,503,734	2,094,107
Class R3	16,863,415	3,274,915
Class R4	2,724,606	2,009,776
Class R6	6,314,030	4,544,836
Total	$225,254,336	$123,392,257

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $3 billion	0.60%
In excess of $3 billion and up to $10 billion	0.55%
In excess of $10 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2020, this management fee reduction amounted to $345,740, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2020 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $181,319 for the year ended October 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

33

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$4,479,150
Class B	0.75%	0.25%	1.00%	1.00%	774,836
Class C	0.75%	0.25%	1.00%	1.00%	2,949,079
Class R1	0.75%	0.25%	1.00%	1.00%	58,157
Class R2	0.25%	0.25%	0.50%	0.50%	244,254
Class R3	—	0.25%	0.25%	0.25%	574,870
Total Distribution and Service Fees					$9,080,346

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2020, this rebate amounted to to $51,038, $424, $458, $15, $116, and $95 for Class A, Class B, Class C, Class R1, Class R2, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2020, were as follows:

Amount
Class A	$2,282
Class B	46,625
Class C	15,153

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2020, the fee was $481,620, which equated to 0.0151% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,059,654.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

34

Notes to Financial Statements – continued

services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2020 was equivalent to an annual effective rate of 0.0135% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2020, the fund engaged in sale transactions pursuant to this policy, which amounted to $3,415,187. The sales transactions resulted in net realized gains (losses) of $17,301.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended October 31, 2020, this reimbursement amounted to $248,456, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended October 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $943,431,289 and $1,353,483,717, respectively.

35

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/20		Year ended 10/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	8,208,261	$175,835,077	8,633,077	$191,155,371
Class B	38,789	827,910	142,775	2,985,411
Class C	757,028	16,465,110	977,697	21,100,917
Class I	6,660,790	143,615,462	7,075,879	154,493,253
Class R1	71,085	1,530,447	41,411	886,853
Class R2	378,555	8,221,959	555,796	12,045,800
Class R3	863,414	18,779,058	9,463,796	222,522,761
Class R4	354,595	7,700,832	493,425	10,764,501
Class R6	964,865	21,303,243	1,496,541	32,536,531
	18,297,382	$394,279,098	28,880,397	$648,491,398

Shares issued to shareholders in reinvestment of distributions
Class A	5,314,607	$118,323,319	3,143,327	$65,471,621
Class B	211,649	4,717,683	148,824	3,035,943
Class C	806,571	17,971,808	577,719	11,793,647
Class I	1,800,295	40,214,092	1,059,483	22,254,241
Class R1	17,007	377,693	10,219	208,529
Class R2	153,685	3,421,186	97,288	2,010,455
Class R3	756,956	16,863,343	155,077	3,274,136
Class R4	114,645	2,564,559	92,312	1,924,903
Class R6	194,468	4,345,663	167,574	3,473,660
	9,369,883	$208,799,346	5,451,823	$113,447,135

Shares reacquired
Class A	(16,052,170)	$(341,612,028)	(13,660,135)	$(295,840,095)
Class B	(1,563,212)	(33,277,541)	(1,719,037)	(37,191,663)
Class C	(6,652,430)	(141,067,822)	(7,014,134)	(154,840,663)
Class I	(9,201,704)	(193,594,078)	(7,707,892)	(168,078,651)
Class R1	(128,074)	(2,648,049)	(94,469)	(2,039,331)
Class R2	(1,154,836)	(24,400,870)	(1,012,700)	(21,673,896)
Class R3	(4,192,699)	(89,423,643)	(1,342,973)	(29,036,185)
Class R4	(1,421,419)	(30,245,064)	(877,046)	(19,012,426)
Class R6	(1,595,753)	(33,108,715)	(3,692,405)	(80,290,357)
	(41,962,297)	$(889,377,810)	(37,120,791)	$(808,003,267)

36

Notes to Financial Statements – continued

	Year ended 10/31/20		Year ended 10/31/19

	Shares	Amount	Shares	Amount
Net change
Class A	(2,529,302)	$(47,453,632)	(1,883,731)	$(39,213,103)
Class B	(1,312,774)	(27,731,948)	(1,427,438)	(31,170,309)
Class C	(5,088,831)	(106,630,904)	(5,458,718)	(121,946,099)
Class I	(740,619)	(9,764,524)	427,470	8,668,843
Class R1	(39,982)	(739,909)	(42,839)	(943,949)
Class R2	(622,596)	(12,757,725)	(359,616)	(7,617,641)
Class R3	(2,572,329)	(53,781,242)	8,275,900	196,760,712
Class R4	(952,179)	(19,979,673)	(291,309)	(6,323,022)
Class R6	(436,420)	(7,459,809)	(2,028,290)	(44,280,166)
	(14,295,032)	$(286,299,366)	(2,788,571)	$(46,064,734)

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2020, the fund’s commitment fee and interest expense were $15,861 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$50,101,595	$492,591,509	$527,908,290	$6,862	$(7,235)	$14,784,441

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$239,582	$—

37

Notes to Financial Statements – continued

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Utilities Fund and the Board of Trustees of

MFS Series Trust VI

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Utilities Fund (the “Fund”) (one of the funds constituting MFS Series Trust VI (the “Trust”)), including the portfolio of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VI) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others. Our audits also included evaluating the

39

Report of Independent Registered Public Accounting Firm – continued

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

December 16, 2020

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k)* (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

*	As of December 31, 2020, Mrs. Stelmach will retire as Trustee.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

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Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Claud Davis J. Scott Walker

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Utilities Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as

48

Board Review of Investment Advisory Agreement – continued

compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the ten-, five-, three- and one-year periods ended December 31, 2019.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

49

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $3 billion and $10 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide

50

Board Review of Investment Advisory Agreement – continued

services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

51

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

52

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $194,650,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 88.01% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

53

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

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Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

55

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2020 and 2019, audit fees billed to each Fund by E&Y were as follows:

	Audit Fees
	2020	2019
Fees billed by E&Y:
MFS Global Equity Fund	53,207	52,330
MFS Global Total Return Fund	62,081	61,056
MFS Utilities Fund	48,662	47,862

Total	163,950	161,248

For the fiscal years ended October 31, 2020 and 2019, fees billed by E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS Global Equity Fund	0	0	10,106	9,951	1,782	1,852
To MFS Global Total Return Fund	0	0	11,495	11,319	1,505	1,591
To MFS Utilities Fund	0	0	9,316	9,176	1,889	1,918
Total fees billed by E&Y To above Funds	0	0	30,917	30,446	5,176	5,361

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Global Equity Fund*	1,790,828	1,679,277	0	0	104,750	104,750
To MFS and MFS Related Entities of MFS Global Total Return Fund*	1,790,828	1,679,277	0	0	104,750	104,750
To MFS and MFS Related Entities of MFS Utilities Fund*	1,790,828	1,679,277	0	0	104,750	104,750

	Aggregate fees for non-audit services:
	2020	2019
Fees billed by E&Y:
To MFS Global Equity Fund, MFS and MFS Related Entities#	2,118,196	2,021,030
To MFS Global Total Return Fund, MFS and MFS Related Entities#	2,119,308	2,022,137
To MFS Utilities Fund, MFS and MFS Related Entities#	2,117,513	2,020,321

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)

(1)     Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)     Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): MFS SERIES TRUST VI

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: December 16, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: December 16, 2020

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 16, 2020

*	Print name and title of each signing officer under his or her signature.